SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant [x]          Filed by a Party other than the Registrant [  ]
--------------------------------------------------------------------------------

Check the appropriate box:              [ ]  Definitive Additional Materials
[ ]  Preliminary  Proxy  Statement      [ ]  Soliciting  Material  Pursuant  to
[x]  Definitive  Proxy  Statement            ss.240.14a-11(c)  or  ss.240.14a-12
                                        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))


                           EXIGENT INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
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         pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the
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     5) Total fee paid: $_______________

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
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     4)  Date Filed:

                      [LETTERHEAD OF EXIGENT INTERNATIONAL]

____________________, 1998

Dear Stockholder:

     I am pleased to announce Exigent International, Inc.'s Annual Meeting of Stockholders. The meeting is to be held at the Melbourne Airport Hilton, Grand Ballroom, 200 Rialto Place, Melbourne, Florida, (407) 768-0200, on Tuesday, June 30, 1998, at 9:00 a.m. EDT.

     Only stockholders of record at the close of business on May 8, 1998, shall be entitled to notice of and to vote at this annual meeting. Whether or not you plan to attend the meeting, please take the time to vote. Proxy ballots have been sent to all such stockholders of record. As explained in the attached proxy statement, you may withdraw your proxy at any time before it is actually voted at this annual meeting.

     If you plan to attend this annual meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. Detailed information about the meeting is included in the attached proxy statement.

                                        Respectfully,

                                        /s/ Patricia A. Frank
                                        --------------------------------------
                                            Patricia A. Frank
                                            Secretary

                 1225 Evans Road, Melbourne, Florida 32904-2314
                    Tel.: (407) 952-7550 Fax: (407) 952-7555

                           EXIGENT INTERNATIONAL, INC.
                                 1225 Evans Road
                            Melbourne, Florida 32904

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 30, 1998

Exigent International, Inc. (the "Company" or "Exigent") will hold its Annual Meeting of Stockholders at Melbourne Airport Hilton, Grand Ballroom, 200 Rialto Place, Melbourne, Florida on Tuesday, June 30, 1998, at 9:00 a.m., EDT. At this Annual Meeting stockholders of the Company will vote upon the following:

     1. A proposal to approve the adoption of the Second Amended and Restated Certificate of Incorporation of the Company.

     2. The election of seven (7) directors to serve on the Board of Directors of the Company for the ensuing year and until their successors are duly elected.

     3.   A proposal to approve the Incentive Stock Option Plan 1Q.

     4.   A proposal to approve the Incentive Stock Option Plan 3Q.

     5.   A proposal to approve the Incentive Stock Option Plan 4Q.

     6.   A proposal to approve the Independent Director Stock Option Plan 5NQ.

     7.   A proposal to approve Stock Option Plan 6NQ.

     8. The ratification of the selection of the firm of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

     9. Such other business as may properly come before the meeting or any postponements or adjournments thereof.

     Only stockholders of the Company of record at the close of business on May 8, 1998 are entitled to notice of and to vote at this Annual Meeting or any postponements or adjournments of this Annual Meeting. A list of those stockholders will be available for examination by any stockholder of the Company, during ordinary business hours, for ten days prior to this Annual Meeting at the principal offices of the Company at 1225 Evans Road, Melbourne, Florida 32904.

     ALL STOCKHOLDERS OF THE COMPANY ARE CORDIALLY INVITED TO ATTEND THIS ANNUAL MEETING IN PERSON. TO ENSURE YOUR ATTENDANCE AT THIS ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE PAID ENVELOPE PROVIDED. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THIS ANNUAL MEETING SHOULD YOU SO DESIRE. AS EXPLAINED IN THE PROXY STATEMENT, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS ACTUALLY VOTED AT THE MEETING.

     Beneficial owners of stock held by banks, brokers or investment plans (in "street name") will need proof of ownership to be admitted to this Annual Meeting. A recent brokerage statement or letter from your broker or bank are examples of proof of ownership.

     A copy of the Company's Annual Report is enclosed. A copy of the Company`s Form 10-K for its fiscal year ending on January 31, 1998 will be delivered, without charge, to each of you who receives a proxy statement, upon your request.


DATED at Melbourne, Florida this 4th day of June, 1998.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Patricia A. Frank
                                         -------------------------------------
                                             Patricia A. Frank, Secretary

                           EXIGENT INTERNATIONAL, INC.
                                 1225 Evans Road
                            Melbourne, Florida 32904

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                                  June 30, 1998


                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is solicited on behalf of the Board of Directors of Exigent International, Inc., a Delaware corporation (the "Company" or "Exigent"), for use at the Annual Meeting of Stockholders of the Company for the Company's fiscal year ending January 31, 1998 (the "Annual Meeting"). The Annual Meeting will be held at the Melbourne Airport Hilton, Grand Ballroom, 200 Rialto Place, Melbourne, Florida, on Tuesday, June 30, 1998, at 9:00 a.m., EDT.


     The Notice of Annual Meeting of Stockholders and this Proxy Statement are dated June 4, 1998. They were first mailed together with the accompanying proxy card and the Company's Annual Report on or about June 4, 1998 to each stockholder of the Company entitled to vote at the Annual Meeting.


Proposals

     At this  Annual  Meeting  stockholders  of the  Company  will vote upon the
following   (the  proposals  in  numbers  1  through  8  below  are  called  the
"Proposals"):

     1. A proposal to approve the adoption of the Second Amended and Restated Certificate of Incorporation of the Company in the form attached as Exhibit A (the "Amended Charter").

     2. The election of seven (7) directors to serve on the Board of Directors of the Company for the ensuing year and until their successors are duly elected.

     3.   A proposal to approve the Incentive Stock Option Plan 1Q.

     4.   A proposal to approve the Incentive Stock Option Plan 3Q.

     5.   A proposal to approve the Incentive Stock Option Plan 4Q.

     6.   A proposal to approve the Independent Director Stock Option Plan 5NQ.

     7.   A proposal to approve the Stock Option Plan 6NQ.

     8. The ratification of the selection of the firm of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

     9. Such other business as may properly come before the meeting or any postponements or adjournments thereof.

Your vote is important. The Board asks that you vote in favor of the director nominees and each of the other Proposals. We encourage you to read this Proxy Statement carefully.


Record Date


     The Board of Directors of the Company (the "Board") has fixed May 8, 1998 as the record date for the Annual Meeting (the "Record Date"). Only stockholders of record at the close of business on May 8, 1998 are entitled to notice of and to vote the number of shares of the Company held by them on the Record Date at the Annual Meeting or any and all postponements or adjournments of the meeting.


Outstanding Shares

     The Company is authorized to issue 45,600,000 shares of which (a) 30,000,000 shares are designated as Common Shares, par value $0.01 per share (the "Common Shares" or "Common Stock"), (b) 600,000 shares are designated as Class B Common Shares, par value $0.01 per share (the "Class B Common Shares"), and (c) 15,000,000 are designated as Preferred Shares, par value $0.01 per share (the "Preferred Shares"), of which 5,000,000 shares are designated as Class A Preferred Shares, par value $0.01 per share (the "Class A Preferred Shares"). As of May 8, 1998, 627,509 Class A Preferred Shares and 4,080,209 Common Shares were issued and outstanding. The Company had no other shares issued and outstanding.

Quorum

     The required quorum for the transaction of business at the Annual Meeting is one-third of the votes eligible to be cast by holders of the issued and outstanding shares of the Company as of the Record Date. Wherever a particular class of shares of the Company votes separately as a class with respect to any business, the required quorum, with respect to such class, is one-third of the votes eligible to be cast by the holders of the issued and outstanding shares of such class as of the Record Date.

Voting Rights and Voting of Proxies

     Your vote is important. Because many stockholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy. As described in more detail below, if you are a stockholder on the Record Date, you may vote by attending the meeting or by marking, signing, dating and mailing your enclosed proxy card in the postage-paid envelope provided. Stockholders may revoke their proxy at any time before it is actually voted at the Annual Meeting by (1) delivering a written notice of revocation to the Secretary of the Company, (2) submitting a later-dated proxy, or (3) attending the meeting and withdrawing the proxy. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy. You may also be represented by another person present at the meeting by executing a proxy designating such person to act on your behalf. Each stockholder is entitled to one vote for each share of Common Shares and Class A Preferred Shares held by such stockholder as of the Record Date for all matters to be voted upon at the Annual Meeting.


     Except as provided in the next two sentences, the holders of all classes of shares of the Company will vote together, as a single class, on all matters properly brought at the Annual Meeting. Approval of the Amended Charter proposed for adoption requires the affirmative vote of (a) a majority of the Common Shares and Class A Preferred Shares issued and outstanding, voting together as a single class, and entitled to vote at the Annual Meeting, and (b) a majority of Class A Preferred Shares issued and outstanding, voting as a separate class, and entitled to vote at the Annual Meeting. If the Amended Charter is not adopted, 25% of the directors will be elected by the affirmative vote of a majority of the Common Shares, voting as a separate class, represented in person or by proxy and entitled to vote at the Annual Meeting and the remaining 75% of the directors will be elected by the affirmative vote of a majority of the Class A Preferred Shares, voting as a separate class, represented in person or by proxy and entitled to vote at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors of the Company. See "Proposal 1 Approval of Amended Charter".


     With respect to the election of directors, you may (1) vote for all of the director nominees as a group, (2) withhold your vote for all of the director nominees as a group, or (3) vote for all director nominees as a group except those nominees you identify. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of the director nominees.


     With respect to the other Proposals, you may (1) vote for or against a Proposal, (2) withhold your vote for a Proposal, or (3) abstain. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of each of such Proposals.


     If you sign, date and mail your proxy card in time to be cast at the Annual Meeting indicating how you want to vote, it will be voted in accordance with your instructions. The persons named as proxy holders in the proxies are officers of the Company. We encourage you to vote and to vote promptly. Voting promptly may save the Company the expense of a second mailing.

     Shares that are voted "FOR", "AGAINST" or "ABSTAIN" with respect to any proposal brought at the Annual Meeting are treated as being present at the Annual Meeting for purposes of establishing a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will have the same effect as voting against a proposal. Shares of the Company represented by proxies which contain one or more broker "non-votes" are counted as present for purposes of determining whether a quorum is present for the Annual Meeting but are not considered to have voted for a proposal. Accordingly, a broker non-vote will not affect the outcome of the voting on a proposal. A "non-vote" occurs when a broker or other nominee holding shares of the Company for a beneficial owner votes on one proposal but does not vote on another proposal because such broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     We encourage you to complete, sign, date and return the enclosed proxy card by the date of the Annual Meeting to make sure that a quorum is present at the Annual Meeting. If a quorum is not present at the Annual Meeting, the designated proxy holder in the applicable proxy card will vote the returned proxy cards to adjourn the Annual Meeting to a time and place to be announced.

Expenses of Solicitation

     The Company will bear the expenses of soliciting the proxies. Proxies may be solicited by mail, telephone or telegraph by the Company and its management and employees but they will not receive any additional compensation for these services. The Company will request brokers, nominees and other fiduciaries and custodians who hold shares of stock of the Company in their names to provide a copy of this Proxy Statement and any accompanying materials to the beneficial owners of such shares. The Company will reimburse such persons, if requested, for their reasonable fees and expenses incurred in completing the mailing of such material to the beneficial owners.

                                   PROPOSAL 1
                           APPROVAL OF AMENDED CHARTER


         Background

     The Company was formed on March 25, 1996 by Software Technology, Inc. ("STI") as a holding company to acquire all of the issued and outstanding stock of STI. On January 30, 1997, the Company issued Common Shares and Class A Preferred Shares to STI's shareholders in exchange for all of the issued and outstanding stock of STI. The Company issued Warrants to purchase Common Stock (the "Warrants") in exchange for warrants for the purchase of STI stock. In March 1997, the Company's Common Shares and Warrants were registered with the Securities and Exchange Commission and public trading commenced.

     The rights and privileges of the Class A Preferred Shares include super voting rights for the election of approximately 75% of the members of the Company's Board of Directors ("Class A Super Voting Rights") and a provision prohibiting the transfer of any Class A Preferred Shares without the consent of the holders of 100% of the Class A Preferred Shares ("100% Transfer Restriction"). These provisions were implemented in part to ensure that the original shareholders of STI would control the Company and as a takeover defense to preclude any transfer of Class A Preferred Shares which did not have the support of 100% of the holders of Class A Preferred Shares.

     Since public trading has commenced, the Company has acquired FotoTag, Inc., a company which developed and markets a passenger/baggage reconciliation system for use by airports and airlines. The Company's current long term business plan is to seek opportunities for growth and diversification of its product and service offerings through acquisitions and internal growth. To implement its long term growth strategy, the Company may seek to raise capital through private or public debt or equity financings. The Board has determined that the existing capital structure including the Class A Super Voting Rights and the 100% Transfer Restriction may inhibit efforts to access capital, through the sale of Common Shares in a secondary public or private offering for example, because of the disparity of voting rights for the election of directors represented by the Class A Super Voting Rights and the unorthodox nature of the 100% Transfer Restriction.

     The Board has adopted Amended and Restated Bylaws (the "Amended Bylaws") and has proposed adoption of the Amended Charter in order to eliminate the Class A Super Voting Rights and 100% Transfer Restriction, and to implement customary takeover defenses and specific procedures providing for advance notice for stockholder proposals and nominations of directors. The changes in the Amended Bylaws and the proposed changes to the Existing Charter are part of the overall business plan of the Company to build value for its stockholders on a long term basis through growth and diversification. The Board believes the Company may be an attractive takeover candidate today primarily because of the number of its highly skilled software engineers, defense industry consolidation, and the Company's current market capitalization. As described below, the Board wants to discourage potential changes in control of the Company that are unsolicited and not negotiated with the Board. The Board believes it can maximize the potential appreciation of value for its stockholders by implementation of its long term business strategies and implementation of more traditional takeover defenses for the purpose of encouraging a potential buyer to negotiate with the Board.

     The Board has determined that it is in the best interests of the Company to amend and restate its Existing Charter by adopting the Amended Charter. Among other things, the Amended Charter addresses issues that are of concern to reporting companies. This includes the adoption of certain measures to ensure that all stockholders receive fair treatment in the event of a hostile or unsolicited tender offer to acquire control of the Company. Certain provisions of the Amended Charter, summarized in the following paragraphs, may be considered, together or separately, to have an anti-takeover effect and may delay, deter or prevent a tender offer, proxy contest or other takeover attempt that a stockholder might consider to be in such stockholder's best interest. This could also include an attempt that might result in the payment of a premium over the market price for shares held by a stockholder. The overall effect of such provisions is to make it more difficult for a stockholder to effect a merger of or assume control of the Company. Such provisions do, however, encourage persons attempting to take control of the Company to negotiate with the Board. While the Board believes that adoption of the Amended Charter is in the best interests of the stockholders, stockholders should be aware that such measures may also make the removal of management of the Company difficult for the reasons discussed below. As discussed above, the Existing Charter currently contains provisions intended by the Company to have an anti-takeover effect. Those provisions will be replaced in the Amended Charter, by provisions which may also have an anti-takeover effect.

     The provisions of the Amended Charter discussed below have the potential of perpetuating present management. Takeover attempts may be preceded by an accumulation of stock and an attempt by the person making the takeover attempt to attain representation on the Board. Representation on the Board may be sought in order to increase the likelihood that the takeover attempt, reorganization or sale proposal by the purchaser will succeed. If the attempt to attain representation on the Board fails, the purchaser may commence a proxy contest (which would be costly to the Company) in order to attain such representation. It is possible that such a contest could be designed to force the Company to repurchase the stock owned by the purchaser at a premium in order to terminate the takeover attempt or proxy contest. The Board is not presently aware of any attempt by a third party to obtain control of the Company through a tender offer or otherwise, nor have any such attempts occurred since the Company became publicly held in March 1997. Since becoming a publicly held company, the Company has not experienced any significant problems with respect to the continuity and stability of the Board or corporate management and policies. Nonetheless, in view of the use by companies of unsolicited takeovers as acquisition techniques, the Board believes that this is an appropriate time to adopt measures which will help to assure such continuity and stability in future periods.

     The Board has unanimously voted to approve the Amended Charter, a copy of which is attached as Exhibit A, in order, among other things, to discourage changes in control of the Company which are unsolicited and not negotiated with the Board. The Board has recommended submission of the Amended Charter to the stockholders for their consideration and vote.


     The Board has the authority to amend the Company's Bylaws. The Bylaws may also be amended by vote of the stockholders. The Board has adopted the Amended Bylaws to be effective at 9:00 a.m. on the date of the Annual Meeting of Stockholders. A copy of the Amended Bylaws is attached as Exhibit B. The Bylaws were amended to eliminate provisions relating to the election of directors in accordance with the Class A Super Voting Rights. These specific changes are to be implemented provided the Amended Charter is adopted. Other changes to the Bylaws reflected in the Amended Bylaws will become effective whether or not the Amended Charter is adopted by the stockholders. These changes include provisions providing for: (a) advance notice procedures for calling of a meeting of stockholders; (b) advance notice procedures for the submission by stockholders of proposals or nominees for election to the Board for consideration at annual meetings of stockholders; (c) a requirement that actions by written consent of stockholders must be signed by holders of at least 60% of the outstanding shares of stock entitled to vote; (d) a requirement that amendments to the Amended Bylaws adopted by stockholders must be approved by holders of at least 60% of the outstanding shares of stock entitled to vote; and (e) conforming changes reflecting the changes in the proposed Amended Charter.


     The foregoing is not a complete description of all the provisions of the Amended Bylaws. Stockholders are urged to read and review carefully the Amended Bylaws, a copy of which is attached as Exhibit B.

     The following is a summary of the principal differences between the Existing Charter and the Amended Charter. This summary is not a complete description of all the provisions of the Amended Charter. Stockholders are urged to read and review carefully the Amended Charter, a copy of which is attached hereto as Exhibit A.


Blank Check Preferred Shares

     Blank check preferred shares are shares of preferred stock authorized by the Articles or Certificate of Incorporation of a corporation and available for issuance by its board of directors without further action or authorization of the stockholders, in such classes or series, and with such rights, preferences and privileges, as a corporation's board of directors may designate.

     The Existing Charter authorizes the Company to issue 45,600,000 shares of which 30,000,000 are designated as Common Shares, 600,000 are designated as Class B Common Shares and 15,000,000 are designated as Preferred Shares of which 5,000,000 are designated Class A Preferred Shares. The Amended Charter changes the number of shares that the Company is authorized to issue. It also changes certain rights relating to the existing Common Shares, Preferred Shares and Class A Preferred Shares, as discussed below under the captions "Elimination of Class B Common Shares", "Modification of Class A Preferred Shares", and "Increase in Common Shares." The Amended Charter authorizes the Company to issue 45,700,000 shares of which (a) 40,000,000 shares are designated as Common Shares, par value $0.01 per share, (b) 5,000,000 are designated as Preferred
Shares, par value $0.01 per share, and (c) 700,000 are designated as Class A Preferred Shares, par value $0.01 per share. Under the Amended Charter the Class A Preferred Shares are not part of and are distinct from the authorized Preferred Shares. The principal reasons for this change in the authorized stock of the Company are discussed below.


     If the Common Shares and Preferred Shares are authorized as contemplated by the Amended Charter, no further action or authorization by the stockholders would be necessary for the issuance of such shares, unless required by applicable laws or regulations. The Board would have the power to authorize the issuance of Preferred Shares, from time to time, with such voting rights, designations, preferences and relative rights, qualifications and limitations as it deems appropriate. For example, a series of the Preferred Shares could, as determined by the Board at the time of issuance, rank, in respect of dividends, redemption and liquidation, senior to the Common Shares. The Board would also be authorized to determine, among other things, with respect to each series that may be issued: (i) the dividend rate and conditions and the dividend preferences, if any, in respect of the Common Shares and among the various series of Preferred Shares; (ii) whether dividends would be cumulative and, if so, the date from which dividends on each such series would accumulate; (iii) whether, and to what extent, the holders of one or more series of Preferred Shares would enjoy voting rights, if any, in addition to those prescribed by law; (iv) whether, and upon what terms, the Preferred Shares would be convertible into or exchangeable for shares of any other class or other series of the same class; (v) whether, and upon what terms, the Preferred Shares would be redeemable and the preference, if any, to which the Preferred Shares would be entitled in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company; and (vi) whether or not a sinking fund would be provided for the redemption of the Preferred Shares and, if so, the terms and conditions thereof. With regard to dividends, redemption and liquidation, any particular series of Preferred Shares may rank junior to, on parity with or senior to any other series of shares. The Board has the authority to issue up to 10,000,000 Preferred Shares under the Existing Charter on the same terms and conditions as the Preferred Shares contemplated by the Amended Charter with the exception that the Existing Charter provides that the voting rights, if any, of one Preferred Share cannot exceed the voting rights of one Common Share.


     The Board is also considering adopting, in the future, other defensive takeover measures which do not require stockholder approval, such as a shareholder rights plan which would provide for the issuance of shares of capital stock of the Company. The authorized but unissued Preferred Shares provided for in the Amended Charter could be issued by the Board for this purpose. If adopted, a rights plan would have the effect of making an unsolicited takeover of the Company more difficult and more costly to any potential acquiror in circumstances in which the Board determines that such an unsolicited takeover is not in the best interests of the stockholders. A rights plan may have the effect of making the accomplishment of a given transaction more difficult even if it is favorable to the interests of stockholders because, among other things, it gives the stockholders the opportunity to realize a premium over the prevailing market price of the capital stock of the Company. The Board is considering alternatives for the structure of a shareholder rights plan, but has not yet approved the form or adoption of a rights plan.

     Disadvantages of Blank Check Preferred

     As discussed below under "Classification of the Board--Disadvantages of a Classified Board," the power to issue Preferred Shares could enable the Board to make it more difficult to replace incumbent directors. If the Amended Charter is approved by the stockholders, it is not the present intention of the Board to seek stockholder approval prior to any issuance of the authorized Preferred Shares unless otherwise required by law or regulation. Opportunities may arise that require prompt action and the Board believes that the delay necessitated by stockholder approval of a specific issuance of Preferred Shares could be to the detriment of the Company and the stockholders.

     It is not possible to state the actual effect of the authorization of the Preferred Shares upon the rights of holders of Common Shares until the Board determines the rights of the holders of a class or series of the Preferred Shares. However, such effects might include (a) restrictions on dividends on Common Shares if dividends on Preferred Shares have not been paid; (b) dilution of the voting power of the Common Shares to the extent that the Preferred Shares have voting rights; (c) dilution of the equity interest of the Common Shares unless the Preferred Shares are redeemed by the Company and are not convertible by its holders; or (d) not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted the Preferred Shares.

     Advantages of Blank Check Preferred

     The Board believes that the complexity of modern business financing requires greater flexibility in the Company's capital structure than now exists. The Board believes that the proposed change in the capitalization of the Company will make it easier for the Company to achieve its long-term financing and acquisition objectives. The Preferred Shares authorized by the Amended Charter would be available for issuance from time to time for any proper corporate purpose, including, as appropriate, stock splits, stock dividends, acquisitions and public or private sales for cash as a means of obtaining capital for use in the Company's business. The authorization of blank check Preferred Shares will enable the Board to establish, from time to time, one or more series of preferred shares with such relative preferences, voting and special rights and limitations as the Board may deem necessary in order to make an equity investment in the Company attractive to potential investors. In addition, the increase in the authorized Common Shares also adds to the Board's ability to offer attractive investment opportunities to potential investors.

     Although the Board has not approved issuance of any Preferred Shares at this time, the Board could authorize the Company to issue Preferred Shares, in the context of a shareholder rights plan or otherwise. Issuance of Preferred Shares could, depending on the terms of such issue, preclude or make difficult and costly merger or takeover attempts or dilute the stock ownership of persons attempting to take control of the Company. The provisions of the Amended Charter authorizing the Preferred Shares would enhance the ability of the Company to deter potential acquirors and restrict their ability to obtain control of the Company. Although the Board would make such a determination based on its judgment as to the best interests of the Company and its stockholders, the Board's action could discourage an acquisition attempt or other transaction viewed favorably by the holders of a majority of the outstanding voting stock of the Company. On balance, however, the Board believes that the advantages of increasing its flexibility to act in the face of an unfavorable proposed transaction outweigh any resulting disadvantages to the stockholders.

     The Company does not have any present agreement, understanding or arrangement that would result in the issuance of any of the Preferred Shares, except that the Board is evaluating alternatives for possible adoption of a shareholder rights plan.

Classification of The Board

     Article Nine of the Amended Charter provides for the classification of the Board into three classes of directors with staggered terms of office, commencing with the 1999 annual meeting of stockholders. The classification of the Board will tend to moderate the pace of any sudden change in control of the Company in the event of an unsolicited takeover attempt by a third party, by extending the time required to change a majority of the Board. Under the Existing Charter (a) approximately 25% of the directors are elected by holders of Common Shares, (b) approximately 75% of the directors are elected by holders of Class A Preferred Shares, and (c) all directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If the Amended Charter is adopted, directors will be elected at the 1998 annual meeting of stockholders to serve for the ensuing year until the 1999 annual meeting of stockholders and until their successors are elected and qualified.

     If the Amended Charter is adopted, Article Nine will provide that subject to the rights of the holders of any class or series of Preferred Shares, commencing with the annual meeting of stockholders following the Company's fiscal year ending December 31, 1998, the directors of the Company will be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the annual meeting of the stockholders following the Company's fiscal year ending December 31, 1999, the term of office of the second class to expire at the annual meeting of the stockholders following the Company's fiscal year ending December 31, 2000 and the term of office of the third class to expire at the annual meeting of the stockholders following the Company's fiscal year ending December 31, 2001, with each director to hold office until his or her successor shall have been duly elected and qualified. After this transition period, each class of directors will be elected for approximately three-year terms on a staggered basis. At each annual meeting of stockholders, commencing with the annual meeting of the stockholders following the Company's fiscal year ending December 31, 1999, directors elected to succeed the class whose terms then expire will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. If authorized by a resolution of the Board, directors may be elected to fill any vacancy on the Board regardless of how the vacancy is created. Subject to the rights of the holders of any class or series of Preferred Shares, directors will be elected to the classified Board by vote of the holders of Common Shares and Class A Preferred Shares, voting as a single class, entitled to vote at each annual meeting of stockholders.

     Section 9.5 of the Amended Charter provides that subject to the rights of the holders of any class or series of Preferred Shares, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board may be filled only by a majority of the directors remaining in office, even if the number of such directors is less than a quorum. Any director elected to fill a vacancy will hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which such director has been elected expires and until his or her successor is duly elected and qualified.

     Disadvantages of a Classified Board

     While the Board believes that a classified Board is in the best interests of the stockholders, it will tend to moderate the pace of any change in control of the Company since it affects every election of directors and is not triggered by a particular event such as a hostile takeover. It will be more difficult for the stockholders to change a majority of the Board even if the only reason for the change is the performance of the present directors and is unrelated to a takeover attempt. It would generally take the holder or holders of a majority of the outstanding voting stock of the Company at least two annual meetings to elect a majority of the Board unless the Amended Charter is subsequently amended to eliminate the provisions for a classified Board. Furthermore, since the Amended Charter provides that the directors can fill any vacancies in the Board resulting from an increase in the number of directors, a change in control could be thwarted by incumbent directors by increasing the size of the Board, electing new directors favorable to management and apportioning such new directors among the three classes. Consequently, the proposed Amended Charter will tend to perpetuate present management.

     The classification of the Board could also have the effect of discouraging unsolicited acquisitions of the Company, takeover bids or open market purchases by potential acquirors since it makes it difficult for a stockholder to gain control of the Board. As a result, stockholders may be deprived of opportunities to sell some or all of their shares in a tender offer which might involve a purchase price higher than the current market price and may involve a bidding contest between competing bidders. To the extent Article Nine of the Amended Charter discourages open market purchases, stockholders will be deprived of the temporary increases in the market price of the capital stock of the Company caused by open market purchases of large blocks of stock.

     As discussed below under "60% Vote to Amend Charter," subject to the rights of the holders of any class of series of Preferred Shares, the provisions of the Amended Charter relating to a classified Board cannot be altered, amended or repealed without the affirmative vote of the holders of at least 60% of the then outstanding Common Shares and Class A Preferred Shares, voting together as a single class. In addition, the Board could issue a series of Preferred Shares providing that the holders of Preferred Shares must consent to any alteration, amendment or repeal of the Amended Charter. See "Blank Check Preferred Shares" above.

     Advantages of a Classified Board

     A classified Board will extend the time it would take for a majority stockholder to obtain control of the Board. This will limit abusive or coercive unannounced, non-negotiated takeover attempts. With a classified Board, it would generally take two annual meetings of stockholders to replace a majority of the directors of the Company. The time required to remove a majority of the directors would give the Board time to (a) adequately study a majority stockholder's or other purchaser's proposal to reorganize the Company or sell its stock or assets and to ensure that such proposal is in the best interests of the stockholders, (b) evaluate alternatives to such proposals, and (c) ensure that the best possible price and terms are obtained with respect to any such proposal. Although a change in the Board or a takeover of the Company would not necessarily be detrimental to the Company, the Board believes that the provisions in the Amended Charter relating to a classified Board will encourage potential purchasers to negotiate with the Board concerning their proposals. If the Board has adequate time to consider the terms of a proposed takeover and whether such terms are in the best interests of the Company and the stockholders, this would result either in a more reasoned determination that such a transaction is not in the best interest of the stockholders or in a better planned and more efficiently executed transaction.

     The Board believes that a classified Board will help assure continuity and stability of the Company's management and policies, since a majority of the directors at any given time will have prior experience as directors of the Company. In addition, since directors will be serving for longer terms which expire at different times and may be removed only for cause by a supermajority vote (see "Removal of Directors"), the Board believes that a classified Board will promote continuity of management and, therefore, enhance the ability of the Company to carry out long-term plans and goals for the benefit of the Company and the stockholders. The anti-takeover effects of a classified Board will not only deter unsolicited takeover attempts but will also protect the value of each stockholder's investment in the Company.

Removal of Directors

     The Existing Charter provides that directors elected by a particular class of stockholders may be removed, with or without cause, by such stockholders.
Section 9.6 of the Amended Charter will replace this provision and provide that subject to the rights of the holders of any class or series of Preferred Shares, any director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least sixty percent (60%) of the then outstanding Common Shares and Class A Preferred Shares, voting together as a single class; provided, however, if a classified Board is in effect, directors may be removed only for cause. This percentage is higher than that required by the Delaware General Corporation Laws (the "DGCL"). The DGCL requires only the vote of a majority of the outstanding stock entitled to vote in order to remove a director. This provision of the Amended Charter will preclude a third party from removing incumbent directors and simultaneously gaining control of the Board by filling the vacancies created with its own nominees unless such party has the required voting control. Since the Amended Charter provides that only the Board may increase or decrease the number of directors and that newly-created directorships are to be filled only by the Board, a third party would be prevented from obtaining majority representation on the Board simply by enlarging the Board and filling new directorships with its own nominees. This provision makes it more difficult for the stockholders to change a majority of the Board for reasons unrelated to a takeover attempt. On the other hand, this provision of the Amended Charter will help to assure continuity and stability of the Company's management and policies, since a majority of the directors at any given time will have prior experience as directors of the Company.

     As discussed below under "60% Vote to Amend Charter," subject to the rights of the holders of any class or series of Preferred Shares, the provisions of the Amended Charter relating to removal of a director cannot be altered, amended or repealed without the affirmative vote of the holders of at least 60% of the then outstanding Common Shares and Class A Preferred Shares, voting together as a single class.


Elimination of Class B Common Shares

     The Company has not issued, and does not intend to issue, shares of Class B Common Shares. The Amended Charter provides that all Common Shares shall be identical and entitle the holders to the same rights and privileges. If the Board determines in the future that it needs to issue shares with rights and privileges similar to the Class B Common Shares provided for in the Existing Charter, it could do so by issuing a series of Preferred Shares. As such, designating Common Shares as Class B Common Shares no longer serves any purpose and no stockholder is adversely affected by the removal of such class since none of such shares has been issued.

Modification of Class A Preferred Shares

     The issued and outstanding Class A Preferred Shares are entitled to the following rights and subject to the following restrictions under the Existing Charter, all of which have been omitted from the Amended Charter: (i) the right to elect 75% of the directors and replace them with or without cause; (ii) the requirement of prior approval of the holders of a majority of issued and outstanding Class A Preferred Shares before the Company can issue, sell, or offer to sell any additional Class A Preferred Shares; (iii) a restriction on transfer of Class A Preferred Shares without the prior written consent of all of the holders of Class A Preferred Shares; (iv) the automatic deemed conversion of Class A Preferred Shares into Common Shares if transferred without the consent of all holders of Class A Preferred Shares; (v) the right to be the only stockholders entitled to receive Class A Shares as a dividend payment; (vi) pre-emptive rights with respect to the issuance of Class A Preferred Shares;
(vii) the right to vote together with other classes of shares for the election of directors if the aggregate of such shares constitutes less than 10% of the aggregate voting stock; and (viii) a statement that Class A Preferred Shares are noncallable. The only special rights currently provided for in the Existing Charter with respect to the Class A Preferred Shares that are included in the Amended Charter are (a) the right of each holder to voluntarily convert all or any part of his Class A Preferred Shares into Common Shares as provided in
Section 6(e) of the Existing Charter, (b) the liquidation preference rights set forth in Section 6(f) of the Existing Charter, and (c) the right to receive dividends if dividends are declared with respect to the Common Shares.

     The Board believes, based on discussions with members of the investment community, that the rights and preferences presently applicable to the Class A Preferred Shares are an obstacle to the Company's obtaining financing on suitable terms. For this reason and in order to make the capital structure of the Company more consistent with that of other public companies, the Board believes that the proposed modifications to the Class A Preferred Shares are in the best interests of the Company.

     Adoption of the Amended Charter will eliminate the Class A Super Voting Rights and accordingly remove the right of the holders of Class A Preferred Shares to control the Board of Directors by electing approximately 75% of the directors. It will also eliminate the right of any and all holders of Class A Preferred Shares to control who may transfer or acquire shares of Class A Preferred Shares. A transfer of Class A Preferred Shares without the consent of all holders of Class A Preferred Shares will no longer be deemed to result in conversion of such shares into Common Shares. The Amended Charter does not change the liquidation preference or the conversion rights of Class A Preferred Shares.

     The Amended Charter reflects a decrease in the number of authorized Class A Preferred Shares from 5,000,000 to 700,000. There are less than 700,000 Class A Preferred Shares issued and outstanding and the Board does not anticipate issuance of any additional Class A Preferred Shares in the future.


Increase in Common Shares


     The Amended Charter reflects an increase in the number of authorized Common Shares from 30,000,000 to 40,000,000. The additional authorized Common Shares, along with other authorized and unissued Common Shares, will be available for issuance upon exercise of the Warrants and stock options granted under the Company's stock option plans, conversion of Class A Preferred Shares and in connection with any future private or public offerings to raise capital, for potential acquisitions, and for other legitimate corporate purposes. The increase will give the Board greater flexibility in implementing the Company's business plan. There are no current plans for issuing Common Shares other than upon exercise of the Warrants and stock options, and upon conversion of Class A Preferred Shares.



Delaware Law Anti-Takeover Provisions

     Section 203 of the DGCL, summarized in the following paragraph, may be considered to have an anti-takeover effect and may delay, deter or prevent a tender offer, proxy contest or other takeover attempt that a stockholder might consider to be in such stockholder's best interest, including such an attempt that might result in payment of a premium over the market price for shares held by stockholders. Although Section 203 of the DGCL permits a corporation to elect not to be governed by such Section, the Company to date has not made this election.

     The Company is subject to Section 203 of the DGCL which, with certain exceptions, prohibits a Delaware corporation from engaging in any of a broad range of business combinations with any "interested stockholder" for a period of three years following the date that such stockholder became an interested stockholder, unless (i) prior to such date, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (a) by persons who are directors and officers, and (b) by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (iii) on or after such date, the business combination is approved by the Board of Directors of such corporation and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. An "interested stockholder" is defined as any person that is (a) the owner of 15% or more of the outstanding voting stock of the corporation, or (b) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

60% Vote to Amend the Charter

     The Amended Charter provides that subject to the rights of the holders of any class or series of Preferred Shares, the affirmative vote of 60% of the then outstanding Common Shares and Class A Preferred Shares, voting together as a single class, is required to alter, amend or repeal any provision of the Amended Charter. This percentage is higher than that required by the Delaware General Corporation Laws (the "DGCL"). The DGCL requires only the vote of a majority of the outstanding stock entitled to vote in order to approve such an amendment to the Amended Charter.

     As of May 8, 1998, directors and officers of the Company, together with stockholders who beneficially own 10% or more of the voting stock of the Company (the "Principal Stockholders") beneficially own an aggregate of 2,049,934 shares or 44.2% of the voting stock of the Company. If all or substantially all of the directors, officers and Principal Stockholders vote against a proposal to alter, amend or repeal the Amended Charter, they may obtain a veto power over such proposal (regardless of whether the proposal to amend, alter or repeal such
Amended Charter is desired by or is beneficial to a majority of the stockholders) and thereby assist management in retaining their present positions. In addition, the Board could issue a series of Preferred Shares providing that the holders of such shares must consent to any amendment to the Amended Charter. However, as discussed above under "Blank Check Preferred Shares," the Existing Charter also provides for the issuance of up to 10,000,000 Preferred Shares which can be issued by the Board on the same terms and conditions as the Preferred Shares contemplated by the Amended Charter with the exception that in the Existing Charter the voting rights of one Preferred Share cannot exceed the voting rights of one Common Share. Although the Board currently has no intention of doing so, Preferred Shares with such rights and privileges could (within the limits imposed by applicable law) be issued to a holder so that the holder could prevent any proposed alteration, amendment or repeal of the provisions of the Amended Charter.

     The supermajority vote required to alter, amend or repeal the Amended Charter will make it more difficult for a stockholder or stockholders to change the takeover defenses included in the Amended Charter, including the provisions providing for a classified Board, removal of Directors and the requirement itself for a supermajority vote to alter, amend or repeal provisions of the Amended Charter.

     No present plan, arrangement, commitment or understanding with respect to opposing a proposal to amend, alter or repeal any provision of the Amended Charter, if the Amended Charter is adopted, exists by and among management, the officers or directors of the Company or the Principal Stockholders.

Other Changes to the Existing Charter

     The Amended Charter also contains provisions that (i) clarify dividend rights of Class A Preferred and Common Shares, (ii) modify the voting rights of the holders of Common Shares and Class A Preferred Shares for election of directors, (iii) modify the right of stockholders to fill vacancies on the Board, (iv) modify the right of the Board to increase or decrease the number of directors, (v) modify the indemnification by the Company of its officers and directors, and (vi) modify the number of stockholders required to be present, in person or by proxy, at a meeting of stockholders in order to constitute a quorum. These provisions are discussed below.

     Dividends

     Both the Existing Charter and the Amended Charter provide that the Common Shares and Class A Preferred Shares have equal dividend rights and that the Company shall not declare or pay dividends on one of such classes unless an equal amount is paid or declared, as the case may be, on the other class, on a per share basis. The Existing Charter provides that Common Shares shall be distributed only as stock dividends on Common Shares, Class A Preferred Shares shall be distributed only as stock dividends on Class A Preferred Shares and that stock dividends can only be declared with respect to Common Shares or Class A Preferred Shares if a stock dividend of the same number of shares is declared with respect to both such classes. The Amended Charter does not contain a parallel provision but instead provides that stock dividends will be paid only in the form of Common Shares.

     Voting

     The voting provisions of the Existing Charter have been significantly modified in the Amended Charter. The Existing Charter gives holders of Common Shares and voting Preferred Shares (other than Class A Preferred Shares) the right to designate approximately 25% of the Board and gives the holders of Class A Preferred Shares the right to designate approximately 75% of the Board. The Amended Charter does not give any class of stockholders the right to designate any directors, however, such right could be given to the holders of Preferred Shares if the Board so desired. See "Blank Check Preferred Shares" above. The Existing Charter provides that the holders of Common Shares and voting Preferred Shares (other than Class A Preferred Shares) shall not have the right to elect 25% of the directors if, on the applicable record date, the number of such issued and outstanding shares is less than 10% of the aggregate issued and outstanding voting shares of all classes of stock of the Company. In such event all of the directors are to be elected by the holders of all voting stock of the Company voting together as a single class. In the Amended Charter, except as may be granted to holders of Preferred Shares, the holders of Common Shares and Class A Preferred Shares, voting as a single class, are entitled to elect seven directors at the 1998 Annual Meeting of Stockholders for the ensuing year and commencing with the 1999 Annual Meeting of Stockholders, they will elect directors to a classified Board. See "Classification of the Board" above.

     Vacancies on the Board

     The Existing Charter provides that (a) any vacancy in the office of a director elected by one or more classes of stockholders (other than Class A Preferred Shares) may be filled by a vote of those holders, voting together as a separate class, and in the absence of such a vote, the vacancy may be filled by the remaining directors, and (b) any vacancy in the office of a director elected by holders of Class A Preferred Shares may be filled by a vote of those holders, voting as a separate class, and in the absence of such a vote, the vacancy may be filled by the remaining directors. The Amended Charter provides that vacancies on the Board are to be filled by a majority vote of the directors then in office, even if they constitute less than a quorum, subject to the rights of any holder of Preferred Shares granted in the future. As discussed above under "Removal of Directors," this provision makes it more difficult for the stockholders to change a majority of the Board.

     Number of Directors

     The Existing Charter and Bylaws permit the Board of Directors to increase or decrease the number of directors. The Existing Charter provides that if the number of directors is increased, the 25% Board seats reserved for election by the holders of Common Shares and voting Preferred Shares (other than Class A Preferred Shares) shall be maintained. Since the Class A Super Voting Rights are no longer included in the Amended Charter, there is no parallel provision in the Amended Charter. Under the Amended Charter and Amended Bylaws, the number of directors may be increased or decreased by the Board of Directors.

     Indemnification

     The Existing Charter provides for the indemnification of any officer or director of the Company including those who serve at its request as a director or officer of any corporation of which the Company owns shares of capital stock or is a creditor and further provides that such indemnification does not extend to matters as to which any officer or director of the Company is adjudged to be liable for negligence or misconduct in the performance of his duty. The Amended Charter includes a broader provision which provides indemnification to officers and directors including those who serve at the Company's request as officers or directors of any corporation, partnership, joint venture, or other entity to the fullest extent permitted under Delaware law.

     Quorum

     The Existing Charter provides that in order to constitute a quorum, one-third of the shares entitled to vote must be present in person or by proxy at a stockholders' meeting. The Amended Bylaws, however, provide that in order to constitute a quorum, holders of record of a majority of the shares entitled to vote must be present in person or by proxy at a stockholders' meeting.

     Amendment of Bylaws

     The Amended Charter and the Amended Bylaws provide that the Amended Bylaws can be altered, amended or repealed by the affirmative vote of the holders of at least sixty percent (60%) of the then outstanding Common Shares and Class A Preferred Shares, voting together as a single class. At present the Bylaws can be altered, amended or repealed by a majority vote of the stockholders. Both the Existing Charter and the Amended Charter provide that the Bylaws are subject to alterations, amendments and repeals by the Board.

     The Bylaws of a corporation set forth the rules and regulations governing certain processes and procedures relating to its governance. Requiring a supermajority vote of the stockholders to amend the Amended Bylaws will make it more difficult for stockholders to change the internal operating procedures of the Company and will also make it more difficult for a majority stockholder to undermine or limit the Board's ability to manage the affairs of the Company on behalf of the stockholders. Although this provision of the Amended Charter may have an anti-takeover effect, the Board believes it is in the best interests of the Company.

     THE FOREGOING SUMMARY DESCRIPTIONS OF THE AMENDED CHARTER ARE NOT INTENDED TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE AMENDED CHARTER ATTACHED HERETO AS EXHIBIT A.


Required Vote


     Approval of the Amended Charter for adoption requires the affirmative vote of (a) a majority of the Common Shares and Class A Preferred Shares issued and outstanding, voting together as a single class, and entitled to vote at the Annual Meeting, and (b) a majority of the Class A Preferred Shares issued and outstanding, voting as a separate class, and entitled to vote at the Annual Meeting.


     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDED CHARTER.

                                   PROPOSAL 2
                              ELECTION OF DIRECTORS

Number of Directors

     The number of directors authorized by the Bylaws is a maximum of nine, with the exact number currently fixed by the Board at seven. Each director is elected at the Annual Meeting to hold office until the next succeeding annual meeting or until his successor is elected and qualified. The Board proposes that the following seven (7) nominees, all of whom are currently serving as directors of the Company and were nominated by the Board, be elected for the ensuing year and until their successors are duly elected and qualified. Each nominee has consented to be named in this Proxy Statement and to serve as a director of the Company if elected. The Board has no reason to believe that any of the nominees listed below will not be available to serve but if any nominee should be or become unable or unwilling to serve, the shares represented by the proxies received by the Company will be voted for the election of some other person as director, as the Board shall recommend.

Director Nominees

     Set forth below is information regarding the nominees for director:

                                                                                Has Served As
Name                         Age     Position at Company                        Director Since

Arthur H. Collier            56      Director                                         1998

Scott B. Helm                33      Director                                         1998

Robert M. Janowiak           62      Director                                         1997

William K. Presley           51      Director and Chief Technical Officer             1997

Don F. Riordan, Jr.          51      Director,  Treasurer and Chief  Financial        1996
                                     Officer

B.R. "Bernie" Smedley        61      Director,    Chairman   of   the   Board,        1997
                                     President,  Chief  Executive  Officer and
                                     Chief Operating Officer

Daniel J. Stark              54      Director                                         1997



     Mr. Collier became a Director of Exigent on February 6, 1998. After beginning his career in 1964 as a junior officer and naval aviator, he became the Space Acquisition Division Director in the Special Systems Program Office, Washington D.C. in 1978, and in 1980 became the Program Director, Aircraft Systems Development, Naval Air Development Center, Warminster, Pennsylvania. In 1983, Mr. Collier returned to the Special Systems Program Office, Washington, D.C., and became the overall program manager responsible for the acquisition, operation and replenishment of a constellation of satellites and the worldwide infrastructure of mission ground stations supporting them. After retirement from full-time service in the U.S. Navy in 1993, Mr. Collier provided Systems Engineers support to the Naval Center for Space Technology, Naval Research Laboratory. Mr. Collier obtained a BS in Engineering from the U.S. Naval Academy, and an MS in Management and an MS in Aeronautical Engineering both from the U.S. Naval Post Graduate School.


     Mr. Helm became a Director of Exigent on May 7, 1998. He is a private investor based in New York. From 1987 through 1998, he was employed by Goldman, Sachs & Co., the New York based investment banking firm where he served as a Vice President in the investment banking division from May of 1994 through January 1998, primarily involved in providing corporate finance advice and underwriting services to corporate clients. Mr. Helm received his BS degree in Business Administration from Washington University in St. Louis, Missouri in 1987.


     Mr. Janowiak became a Director on September 30, 1997. He began his career with the IIT Research Institute and then with IITRI's Computer and Management Sciences division. He assumed responsibility for organizing an entrepreneurial program for Rockwell International as Vice President/General Manager of Information Products Division and later was promoted to Vice President of worldwide marketing of Rockwell International's Graphic Group. Subsequently, Mr. Janowiak joined Federal Signal Corporation as President of the Signal Group. He is currently Executive Director of the International Engineering Consortium. Mr. Janowiak has authored and collaborated on many research reports including 2021
AD: Visions of the Future and the Telecom Outlook Report, as well as a professor of marketing and business policy at the Harold Stuart School of Business Administration, Illinois Institute of Technology. He serves on the Board of Trustees/and Directors of several universities and corporations. Mr. Janowiak holds a BSEE from University of Illinois, an MSEE from Illinois Institute of Technology, an MBA from University of Chicago, and has completed the Stanford University's Executive Program.


     Mr. Presley has held positions with STI as Chairman of the Board and Vice President and President since 1987. He is currently serving as a Director and Chief Technical Officer of Exigent. He has been employed by STI since July, 1983. He serves in a senior software management role for the Naval Research Lab and the MATT program. He reviews technical issues and provides technical and management assistance to NRL and has coordinated interface activities between multiple government and contractor agencies responsible for MATT software. He has provided technical leadership to both Motorola Sat Comm for the Iridium, Inc. project and to the STI OS/COMET(TM) development team for this project. Before coming to STI, Mr. Presley was involved in all phases of real-time software development of embedded microprocessor applications in tactical communications systems for the U.S. defense community. He assisted the Harris Satellite Division in developing the NBC Satellite Network Control System. As a work package leader for the /Control Modem, Network Terminal, he received an outstanding engineering award for his achievement. He served in various capacities at Industrial Nucleonics: systems design, field service, hardware and applications engineering. He received a B.S. in Electrical Engineering from Auburn University in 1969 and is a member of the Tau Beta Pi, the National Engineering Honorary Society.

     Mr. Riordan has been a Director of STI since 1980 and Secretary/Treasurer and Chief Financial Officer since 1991, as well as holding the offices of Chairman of the Board, Vice President, Secretary and Treasurer at various times prior to 1991. Mr. Riordan is currently a Director and Treasurer and Chief Financial Officer of Exigent, and is a Director and Secretary/Treasurer of STI. He has been employed by STI since 1979 and, in addition to administrative duties, has provided software engineering support for Process Control Commercial Contracts. Prior to joining STI, Mr. Riordan was project leader on several projects for the Air Force Eastern Test Range at Cape Canaveral as well as an on-site programmer for several Air Force ETR Missile Tracking Stations supporting computer controlled radar systems. He received a B.S. in Mathematics from Wake Forest University in 1968. Prior to joining the Company in January 1979, Mr. Riordan was employed for 11 years with RCA at the Air Force Cape Canaveral Missile Test Range.


     Mr. Smedley became a Director of Exigent on February 7, 1997, Chief Executive Officer and Chairman on June 7, 1997, and, in addition, President and Chief Operating Officer on December 31, 1997. In 1994, he took early retirement from Motorola, Inc. to become President and Chief Executive Officer of AirNet Communications Corporation, an infrastructure products company for Wireless Local Loop cellular and PCS markets. Mr. Smedley started his career at Goodyear Aerospace in 1962, and in 1969 became engineering manager for Xerox Data Systems. He joined Motorola, Inc. in 1976, where he led the Company's entry in wireless RF data systems, resulting in the successful effort to develop and supply a nationwide wireless computer data communications system for IBM and subsequently the Motorola/IBM joint venture ARDIS. In 1980, he was put in charge of Motorola's Improved Mobile Telephone System (IMTS) business which included the fledgling cellular systems operations. Concurrently with cellular, he helped develop other businesses in the field of wireless communications, i.e., cellular service company joint ventures in Asia, the Middle East and Latin America, also Altair, which is a broadband wireless in-building Ethernet product which connects desk top P.C. and workstation devices as a Local Area Network. In 1991, he was appointed General Manager of the newly formed Wireless Enterprise Systems
(WES). Mr. Smedley initiated several start-up businesses centered around broadband technology for application, such as wireless PBXs and local loop access with capabilities of high capacity data, video and toll quality voice systems. WES also included other Motorola narrowband initiatives in the hand-held computing and communication service business such as the Motorola Network Interface and General Magic participation and The Envoy hand-held data terminal. In his position as Director of Advanced Radio Networking, Mr. Smedley had the responsibility as a director of Satellite Communications, Inc. for the IRIDIUM project and as Vice-Chairman of the corporate-wide Wireless RF Data Advisory Board, which coordinates all of Motorola's data communications businesses' activities and priorities. Mr. Smedley has a B.A. degree in Engineering from Washington and Jefferson College and a BSEE degree from Carnegie-Mellon University, both of Pennsylvania. He also has attended advanced studies in engineering and marketing at several universities.


     Mr. Stark was one of the founders of STI. He has been a Director since 1978 and Vice President since 1983. He has also held the offices of President, Chairman of the Board, Secretary and Treasurer as well as Vice President in certain years prior to 1983. Mr. Stark is currently a Director of Exigent. He has been an employee of STI from 1993 to the present and from 1978 to 1989. From 1989 to 1993, he was a software engineer with, and an owner of, Sysgen International Inc., where he developed the interface command and telemetry CTRUS box to the COMET operating system as well as other projects, many of which were related to the COMET operating system. Mr. Stark was a system programmer with the RCA Service Corporation from 1976 to 1978. Mr. Stark received a B.A. in Mathematics from Bellarmine College in 1965 and an M.S. in Mathematics from the Florida Institute of Technology in 1971.

     For more information on the Committees of the Board and Board Compensation, see "Compensation of Directors", "Certain Relationships and Related Transactions", "Board Meetings and Committees" and "Compensation Committee Interlocks and Insider Participation".

Required Vote

     If the Amended Charter is approved by the stockholders, election of the above nominees as directors requires the affirmative vote of a majority of the Common Shares and Class A Preferred Shares, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting.

     If the Amended Charter is not approved by the stockholders, election of the above nominees as directors shall be as follows: (a) holders of a majority of the Common Shares present at the Annual Meeting and entitled to vote, whether in person or by proxy, shall have the right, voting as a separate class, to elect 2 directors, and (b) holders of a majority of the Class A Preferred Shares present at the Annual Meeting and entitled to vote, whether in person or by proxy, voting as a separate class, shall have the right to elect 5 directors. A plurality of votes cast at the Annual Meeting, in person or by proxy, by holders of Common Shares is required to elect 2 of the directors. A plurality of votes cast at the Annual Meeting, in person or by proxy, by holders of Class A Preferred Shares, is required to elect 5 of the directors.

     With respect to the 2 directors to be elected by holders of Common Shares, the two nominees who receive the greatest number of votes of holders of Common Shares will be designated the directors elected by the holders of Common Shares. If more than two nominees receive the same number of votes (which is also the greatest number), Mr. Riordan and Mr. Smedley (if included in that number) will be designated the directors elected by the holders of Common Shares. If neither Mr. Riordan nor Mr. Smedley receives the greatest number of votes of holders of Common Shares, the holders of Common Shares present at the meeting, whether in person or by proxy, will vote on the designation of the two directors from among those nominees receiving the greatest number of votes from the holders of Common Shares.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 3
                   APPROVAL OF INCENTIVE STOCK OPTION PLAN 1Q

Summary Description of the Plan

     On June 11, 1997, the Company's Board of Directors adopted the Incentive Stock Option Plan 1Q ("Plan 1Q"), a copy of which is attached as Exhibit C. Plan 1Q must be approved by the stockholders of the Company pursuant to the NASDAQ and Chicago Stock Exchange listing requirements. All employees of STI are eligible for option awards under Plan 1Q. The Company believes that option awards under Plan 1Q provide employees with a proprietary interest in the growth and performance of the Company, thereby contributing to the Company's success. A total of 600,000 shares of Common Stock have been reserved under Plan 1Q. The shares of the Company's Common Stock subject to options granted under Plan 1Q have been registered on Form S-8, which was filed with the Securities and Exchange Commission on October 22, 1997. Options under Plan 1Q are not qualified as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     The following table sets forth information as to the most highly compensated executive officers (the "Named Officers") and all other officers as a group with respect to stock options granted during the period commencing June 11, 1997 and ending May 14, 1998, consisting of (i) the aggregate number of shares of Common Stock subject to options granted during the specified period,
(ii) the average per share option exercise price thereof, and (iii) the net value of shares of Common Stock acquired during the specified period.

                                        Options Granted between June       Options Exercised between June
                                                11, 1997 and                         11, 1997 and
                                                May 14, 1998                         May 14, 1998
                                       --------------------------------    ----------------------------------

                                                                                          Net Value
                                                           Average                      Realized Upon
                                            Number         Per Share       Number         Exercise of
                                              of        Exercise Price       of           Options (1)
       Name and Position                    Shares                         Shares

Bernard R. Smedley, President,              125,000
      CEO, Director                                          $2.25             --            --
Don F. Riordan, Jr., CFO,                    50,000
      Treasurer, Director                                    $2.25             --            --
William K. Presley, CTO, Director            50,000          $2.25             --            --
All Other Officers as a Group               370,000  (2)     $2.25        130,500      $153,313
Non-Officer Employee Group                       --          --                --            --
----------------------------
(1)  The net value  realized is the closing price of the Common Stock on the day on which the options were exercised less the exercise price of the options.
(2)  Includes  options for 25,000  shares of Common Stock which were terminated in connection with an officer's termination of employment.


     No directors who are not executive officers of the Company and no employees other than officers of the Company received options under Plan 1Q. Messrs. Smedley, Riordan, Presley, Clift, Jack D. Daily, Stuart P. Dawley, Gavin C. Ridge and James A. Traficant (each as officers of the Company) received five percent or more of the total options under Plan 1Q.

     The Chief Executive Officer (the "CEO") of Exigent administers Plan 1Q and has authority to select the employees to whom options are to be granted. However, all option awards must be authorized by the Board of Directors of Exigent, including awards to the CEO. Option awards are based on the employee's title and his or her anticipated responsibilities as an employee of STI.

     Optionees enter into stock option agreements setting forth the period for which options are granted. All options granted under Plan 1Q are exercisable within three years from the date of grant and expire three years after the date of such option grant. All options are granted at an exercise price that is not less than 100% of the fair market value of the Company's Common Stock at the date of grant. The calculation of fair market value is based on the average trading price of the Company's Common Stock. On the date of exercise, optionees may make full payment of the exercise price in cash or by tendering previously acquired shares of stock or by a combination of both methods of payment. No option shall be transferable by the optionee other than by will or the laws of descent and distribution. If an optionee's employment with STI is terminated for due cause, all options terminate simultaneously with such optionee's termination. If an optionee ceases to be an employee for any reason other than due cause or death or disability, each option will terminate within three months of the date following such optionee's termination as an employee.

     In the event of any change in the outstanding stock of the Company by reason of stock dividends, recapitalizations, reorganizations, mergers, consolidations or other transactions involving an increase or decrease in the number of outstanding shares of Common Stock, certain adjustments will be made in the number and kind of shares which may thereafter be optioned under Plan 1Q.

     The Board of Directors of the Company may terminate, amend or modify Plan 1Q at any time, except that the Board of Directors may not amend, modify or terminate the plan in a manner that may affect any option granted to an employee without such employee's consent. Plan 1Q shall terminate on June 11 , 2007 or on such earlier date as may be determined by the Board of Directors.

     Plan 1Q also authorizes the CEO to award stock appreciation rights ("SARs") to optionees. A SAR consists of a right to receive a payment, in cash or stock of the Company, equal to the excess of the fair market value of the optioned stock on the date of the exercise of an option and the exercise price of the option. An optionee who has been granted SARs may elect to exercise his SARs in lieu of receipt of the optioned stock. SARs under Plan 1Q expire no later than the expiration date of the option. SARs are only transferable when the underlying option is transferable. Upon exercise of SARs, the underlying option is canceled. As of May 14, 1998, no SARs have been granted under Plan 1Q.

Certain Federal Income Tax Consequences

     For a summary of certain federal income tax aspects of awards made under Plan 1Q, see "Certain Federal Income Tax Consequences of Stock Option Plans Proposed for Stockholder Approval" on page 29 of this Proxy Statement.

Required Vote

     Approval of the adoption of Plan 1Q requires the affirmative vote of the Common Shares and Class A Preferred Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors believes that approval of Plan 1Q is in the Company's best interests since it will facilitate the Company's ability to attract, motivate and retain key employees and directors, while aligning their interests with those of the stockholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE INCENTIVE STOCK OPTION PLAN 1Q.

                                   PROPOSAL 4
                   APPROVAL OF INCENTIVE STOCK OPTION PLAN 3Q


Summary Description of the Plan

     On July 30, 1997, the Company's Board of Directors adopted, subject to stockholder approval, the Incentive Stock Option Plan 3Q ("Plan 3Q"), a copy of which is attached as Exhibit D. All employees of the Company and its subsidiaries are eligible for option awards under Plan 3Q. The Company believes that option awards under Plan 3Q provide employees with a proprietary interest in the growth and performance of the Company, thereby contributing to the Company's success. A total of 240,000 shares of Common Stock have been reserved under Plan 3Q. The shares of the Company's Common Stock subject to options granted under Plan 3Q have been registered on Form S-8, which was filed with the Securities and Exchange Commission on January 2, 1998. Options under Plan 3Q are intended to be incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. However, options which have been granted under Plan 3Q are not deemed ISOs until the plan is approved by the stockholders.

     No options were granted under Plan 3Q to any of the Named Officers or any directors of the Company. The following table sets forth information as to all other officers as a group and all employees as a group with respect to stock options granted during the period commencing January 22, 1998 (the date of the first grant) and ending May 14, 1998, consisting of (i) the aggregate number of shares of Common Stock subject to options granted during the specified period, and (ii) the average per share option exercise price thereof. No options have been exercised during the specified period and thus, the dollar value of such options is not determinable.

                                                               Options Granted between
                                                                 January 22, 1998 and
                                                                     May 14, 1998
                                                          -----------------------------------

                                                           Number       Weighted Average
                                                             of             Per Share
             Name and Position                             Shares        Exercise Price

   All Officers (other than Named Officers) as a           24,600           $3.08
   Group
   Non-Officer Employee Group                              57,300           $3.23

     Mr. Dennis A. Lunder as an officer of the Company and two employees of the Company each were granted five percent or more of the total options under Plan 3Q.

     The Chief Executive Officer (the "CEO") of the Company administers Plan 3Q and has authority to select the employees to whom options are to be granted. However, all option awards (as well as any cashless exercise or tax withholding rights and any awards to the CEO) must be approved in advance by the Board of Directors of the Company or a committee of the Board composed solely of two or more "non-employee directors" as such term is defined under Section 16 of the Securities Exchange Act of 1934. Option awards are based on the employee's title and his or her anticipated responsibilities as an employee of the Company. Fifty percent (50%) of the total number of shares reserved for options under Plan 3Q are allocated to newly hired employees and the remaining fifty percent (50%) are allocated to other employees, including executive officers, as the CEO shall select in his discretion.

     Optionees shall enter into stock option agreements setting forth the period for which options are granted. All options granted under Plan 3Q are exercisable one year from the date of grant and expire three years after the date of such option grant, provided that no option is exercisable while the optionee holds any other incentive stock option which was granted to such employee prior to the grant of the Plan 3Q option. All options are granted at an exercise price that is not less than 100% of the fair market value of the Company's Common Stock at the date of grant. The calculation of fair market value is based on the average trading price of the Company's Common Stock. The exercise price will be at least 110% of the fair market value of the Company's Common Stock on the date of the grant if the optionee holds more than 10% of the total combined voting power of all classes of stock of the Company. On the date of exercise, optionees may make full payment of the exercise price in cash or by tendering previously acquired shares of stock or by a combination of both methods of payment. No option shall be transferable by the optionee other than by will or the laws of descent and distribution. If an optionee's employment with the Company is terminated for due cause, all options terminate simultaneously with such optionee's termination. If an optionee ceases to be an employee for any reason other than due cause or death or disability, each option will terminate within three months of the date following such optionee's termination as an employee.

     In the event of any change in the outstanding stock of the Company by reason of stock dividends, recapitalizations, reorganizations, mergers, consolidations or other transactions involving an increase or decrease in the number of outstanding shares of Common Stock, certain adjustments will be made in the number and kind of shares which may thereafter be optioned under Plan 3Q.

     The Board of Directors of the Company may terminate, amend or modify Plan 3Q at any time, except that the Board of Directors may not, without stockholder approval, (a) increase the total number of shares of stock reserved under Plan 3Q, (b) permit the granting of options to anyone other than an employee of the Company or its subsidiaries, (c) decrease the minimum option price, (d) increase the maximum option periods, (e) increase the maximum number of options per optionee, or (f) withdraw the administration of Plan 3Q from the CEO. Plan 3Q shall terminate on July 29, 2007 or on such earlier date as may be determined by the Board of Directors.

     Plan 3Q also authorizes the CEO to award stock appreciation rights ("SARs") to optionees. A SAR consists of a right to receive a payment, in cash or stock of the Company, equal to the excess of the fair market value of the optioned stock on the date of the exercise of an option and the exercise price of the option. An optionee who has been granted SARs may elect to exercise his SARs in lieu of receipt of the optioned stock. SARs under Plan 3Q expire no later than the expiration date of the option. SARs are only transferable when the underlying option is transferable. Upon exercise of SARs, the underlying option is canceled. As of May 14, 1998, no SARs have been granted under Plan 3Q.

Certain Federal Income Tax Consequences

     For a summary of certain federal income tax aspects of awards made under Plan 3Q, see "Certain Federal Income Tax Consequences of Stock Option Plans Proposed for Stockholder Approval" on page 29 of this Proxy Statement.

Required Vote

     Approval of the adoption of Plan 3Q requires the affirmative vote of the Common Shares and Class A Preferred Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors believes that approval of Plan 3Q is in the Company's best interests since it will facilitate the Company's ability to attract, motivate and retain key employees, while aligning their interests with those of the stockholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE INCENTIVE STOCK OPTION PLAN 3Q.

                                   PROPOSAL 5
                   APPROVAL OF INCENTIVE STOCK OPTION PLAN 4Q

Summary Description of the Plan

     On September 30, 1997, the Company's Board of Directors adopted, subject to stockholder approval, the Incentive Stock Option Plan 4Q ("Plan 4Q"), a copy of which is attached as Exhibit E. All employees of the Company and its subsidiaries are eligible for option awards under Plan 4Q. The Company believes that option awards under Plan 4Q provide employees with a proprietary interest in the growth and performance of the Company, thereby contributing to the Company's success. A total of 250,000 shares of Common Stock have been reserved under Plan 4Q. The shares of the Company's Common Stock subject to options granted under Plan 4Q have been registered on Form S-8, which was filed with the Securities and Exchange Commission on April 20, 1998. Assuming stockholder approval of Plan 4Q, the plan is effective as of April 21, 1998. Options under Plan 4Q are intended to be incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. However, options which have been granted under Plan 4Q are not deemed ISOs until the plan is approved by the stockholders.

     The following table sets forth information as to all officers of the Company (other than the Named Officers), the directors who are not officers as a group and all employees as a group with respect to stock options granted during the period commencing April 21, 1998 and ending May 14, 1998, consisting of (i) the aggregate number of shares of Common Stock subject to options granted during the specified period, (ii) the average per share option exercise price thereof, and (iii) the net value of shares of Common Stock acquired during the specified period. No options were granted under Plan 4Q to any of the Named Officers or other officers of the Company.

                                                Options Granted between April       Options Exercised between April
                                                        21, 1998 and                          21, 1998 and
                                                        May 14, 1998                          May 14, 1998
                                               --------------------------------     ---------------------------------

                                                                                                       Net Value
                                                                   Average                           Realized Upon
                                                   Number         Per Share          Number           Exercise of
                                                     of         Exercise Price         of             Options (1)
            Name and Position                      Shares                            Shares

All Officers (other than Named Officers)
as a Group                                          7,500          $3.88               --                  --
Non-Officer Director Group                            500          $4.26               --                  --
Non-Officer Employee Group                        215,450          $3.88              200              $37.50
-----------------------------
(1)  The net value  realized is the closing price of the Common Stock on the day on which the options were exercised less the exercise price of the options.


     The Chief Executive Officer (the "CEO") of the Company administers Plan 4Q and has authority to select the employees to whom options are to be granted. However, all option awards (as well as any cashless exercise or tax withholding rights and any awards to the CEO) are approved in advance by the Board of Directors of the Company or a committee of the Board composed of two or more "non-employee directors" as such term is defined under Section 16 of the Securities Exchange Act of 1934. Individual option grants are based, in part, on the corporate financial performance goals established by the CEO for the officers and the employees under their supervision.

     Optionees shall enter into stock option agreements setting forth the period for which options are granted. All options granted under Plan 4Q are exercisable one year from the date of grant and expire three years after the date of such option grant. Options must be exercised in increments of at least one hundred
(100) shares of Common Stock, unless the optionee holds options to purchase less than one hundred (100) shares of Common Stock in which case all remaining options held by the optionee must be exercised. All options are granted at an exercise price that is not less than 100% of the fair market value of the Company's Common Stock at the date of grant. The calculation of fair market value is based on the average trading price of the Company's Common Stock. The exercise price will be at least 110% of the fair market value of the Company's Common Stock on the date of the grant if the optionee holds more than 10% of the total combined voting power of all classes of stock of the Company. On the date of exercise, optionees may make full payment of the exercise price in cash or by tendering previously acquired shares of stock or by a combination of both methods of payment. No option shall be transferable by the optionee other than by will or the laws of descent and distribution. If an optionee's employment with the Company is terminated for due cause, all options terminate simultaneously with such optionee's termination. If an optionee ceases to be an employee for any reason other than due cause or death or disability, each option will terminate within three months of the date following such optionee's termination as an employee.

     In the event of any change in the outstanding stock of the Company by reason of stock dividends, recapitalizations, reorganizations, mergers, consolidations or other transactions involving an increase or decrease in the number of outstanding shares of Common Stock, certain adjustments will be made in the number and kind of shares which may thereafter be optioned under Plan 4Q. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) the sale of more than 50% of the outstanding shares of the Company, all the outstanding options under Plan 4Q may be assumed, converted or replaced by the successor corporation, if any. The successor corporation, if any, may substitute equivalent options or provide substantially similar consideration to optionees as may be provided to the Company's stockholders. In the event the successor corporation refuses to assume or substitute options under Plan 4Q, such options will expire on such transaction unless the CEO, in his discretion, provides that the vesting of such options will accelerate and be exercisable upon such transaction. The CEO may also determine that any options not exercised prior to the consummation of the transaction may terminate.

     The Board of Directors of the Company may terminate, amend or modify Plan 4Q at any time, except that the Board of Directors may not, without stockholder approval, (a) increase the total number of shares of stock reserved under Plan 4Q, (b) permit the granting of options to anyone other than an employee of the Company or its subsidiaries, (c) decrease the minimum option price, (d) increase the maximum option periods, (e) increase the maximum number of options per optionee, or (f) withdraw the administration of Plan 4Q from the CEO. Plan 4Q shall terminate on April 20, 2008 or on such earlier date as may be determined by the Board of Directors.

     Plan 4Q also authorizes the CEO to award stock appreciation rights ("SARs") to optionees. A SAR consists of a right to receive a payment, in cash or stock of the Company, equal to the excess of the fair market value of the optioned stock on the date of the exercise of an option and the exercise price of the option. An optionee who has been granted SARs may elect to exercise his SARs in lieu of receipt of the optioned stock. SARs under Plan 4Q expire no later than the expiration date of the option. SARs are only transferable when the underlying option is transferable. Upon exercise of SARs, the underlying option is canceled. As of May 14, 1998, no SARs have been granted under Plan 4Q.

Certain Federal Income Tax Consequences

     For a summary of certain federal income tax aspects of awards made under Plan 4Q, see "Certain Federal Income Tax Consequences of Stock Option Plans Proposed for Stockholder Approval" on page 29 of this Proxy Statement.

Required Vote

     Approval of the adoption of Plan 4Q requires the affirmative vote of the Common Shares and Class A Preferred Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors believes that approval of Plan 4Q is in the Company's best interests since it will facilitate the Company's ability to attract, motivate and retain key employees, while aligning their interests with those of the stockholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE INCENTIVE STOCK OPTION PLAN 4Q.

                                   PROPOSAL 6
            APPROVAL OF INDEPENDENT DIRECTOR STOCK OPTION PLAN 5NQ


Summary Description of the Plan

     On September 30, 1997, the Company's Board of Directors adopted the Independent Director Stock Option Plan 5NQ ("Plan 5NQ"), a copy of which is attached as Exhibit F. Plan 5NQ must be approved by the stockholders of the Company pursuant to the NASDAQ and Chicago Stock Exchange listing requirements. All members of the Board of Directors of the Company who are not employees, officers or paid consultants of the Company ("independent directors") are eligible for option awards under Plan 5NQ. The Company believes that option awards under Plan 5NQ provide inducements to obtain and retain the services of qualified persons to serve as members of the Board of Directors, thereby contributing to the Company's success. A total of 120,000 shares of Common Stock have been reserved under Plan 5NQ. The shares of the Company's Common Stock subject to options granted under Plan 5NQ have been registered on Form S-8, which was filed with the Securities and Exchange Commission on March 30, 1998. Options under Plan 5NQ are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     The following table sets forth information as to the independent directors as a group during the period commencing September 30, 1997 and ending May 14, 1998, consisting of (i) the aggregate number of shares of Common Stock subject to options granted during the specified period, and (ii) the average per share option exercise price thereof. All of the independent directors, Messrs. Janowiak, Collier and Helm, received options in excess of 5% of the total options under Plan 5NQ. No options have been exercised during the specified period and thus, the dollar value of such options is not determinable.

                                     Options Granted between September
                                                30, 1997 and
                                                May 14, 1998
                                     -----------------------------------

                                       Number         Weighted Average
                                         of          Per Share Exercise
       Name and Position               Shares               Price

 Independent Director Group           120,000               $3.52

     The Compensation Committee of the Company administers Plan 5NQ, provided the committee is composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. If no such committee is appointed, then the Board of Directors administers Plan 5NQ.

     Each optionee who is granted options under Plan 5NQ shall enter into a separate option agreement and receive options to purchase forty thousand (40,000) shares of Common Stock of the Company. Options shall vest and become exercisable by optionees at a rate of 2,500 share per calendar quarter for the 4 years following the grant date. However, optionees must continue to serve as directors through each vesting date and must have attended at least seventy-five percent (75%) of the Board of Director meetings held during the 12 month period preceding the respective vesting date. An optionee who no longer serves as a director may exercise any vested options within three (3) months after his or her termination as a director. All options are granted at an exercise price that is not less than 100% of the fair market value of the Company's Common Stock at the date of grant. The calculation of fair market value is based on the average trading price of the Company's Common Stock. On the date of exercise, optionees may make full payment of the exercise price in cash, by tendering previously acquired  shares  of  stock,  by a  personal  recourse  promissory  note or by a combination of all such methods of payment, in the discretion of the Compensation Committee. No option shall be transferable by the optionee other than by will or the laws of descent and distribution.

     In the event of any increase or decrease in the outstanding stock of the Company by reason of a stock dividends, recapitalizations, reorganizations, mergers, consolidations or other similar transactions, certain adjustments will be made in the number and kind of shares which may thereafter be optioned under Plan 5NQ. If the Company is a party to any merger or consolidation, options under Plan 5NQ shall pertain to securities to which a holder, immediately prior to such event, of Common Stock would have been entitled upon such merger or consolidation. In the event of a dissolution or liquidation of the Company, each option under Plan 5NQ shall immediately terminate.

     The Board of Directors of the Company may terminate, amend or modify Plan 5NQ at any time, except that the Board of Directors generally may not (a) increase the maximum number of shares for which options may be granted under Plan 5NQ, (b) change the manner of determining the minimum exercise price of an option, (c) extend the period during which an option may be granted, or (d) amend the requirement as to the class of person eligible to receive options. Plan 5NQ shall terminate on September 30, 2007 or on such earlier date as may be determined by the Board of Directors.

Certain Federal Income Tax Consequences

     For a summary of certain federal income tax aspects of awards made under Plan 5NQ, see "Certain Federal Income Tax Consequences of Stock Option Plans Proposed for stockholder Approval" on page 29 of this Proxy Statement.

Required Vote

     Approval of the adoption of Plan 5NQ requires the affirmative vote of the Common Shares and Class A Preferred Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors believes that approval of Plan 5NQ is in the Company's best interests since it will facilitate the Company's ability to attract, motivate and retain independent directors, while aligning their interests with those of the stockholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE INDEPENDENT DIRECTOR STOCK OPTION PLAN (5NQ).

                                   PROPOSAL 7
                        APPROVAL OF STOCK OPTION PLAN 6NQ

Summary Description of the Plan

     On May 8, 1998, the Company's Board of Directors adopted the Stock Option Plan 6NQ ("Plan 6NQ"), a copy of which is attached as Exhibit G. Plan 6NQ must be approved by the stockholders of the Company pursuant to the NASDAQ and Chicago Stock Exchange listing rules. Although all employees of the Company or its subsidiaries are eligible for option awards under Plan 6NQ, the plan was established primarily as a bonus program for management personnel. The Company believes that option awards under Plan 6NQ will provide inducements to retain key management employees and thereby contribute to the Company's success. A total of 500,000 shares of Common Stock have been reserved under Plan 6NQ. The shares of the Company's Common Stock subject to options granted under Plan 6NQ have been registered on Form S-8, which was filed with the Securities and Exchange Commission on May 8, 1998. Options under Plan 6NQ are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     No option grants have been made under Plan 6NQ and the amount of any benefits cannot be determined at this time.

     The Chief Executive Officer (the "CEO") of the Company administers Plan 6NQ and has the authority to select the employees to whom options are to be granted. However, all option awards (as well as any cashless exercise or tax withholding rights and awards to the CEO) must be approved in advance by a committee of the Board of Directors composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act. If no such committee is appointed, then the Board of Directors administers Plan 6NQ.

     Optionees shall enter into stock option agreements setting forth the period for which options are granted, which shall not exceed three years from the date of the option grant. The exercise price of the options is $2.25 per share of Common Stock. Options must be exercised in increments of one hundred (100) shares of Common Stock, unless the optionee holds options to purchase less than one hundred (100) shares of Common Stock in which case all remaining options held by the optionee must be exercised. On the date of exercise, optionees may make full payment of the exercise price in cash or by tendering previously acquired shares of stock or by a combination of both methods of payment, in the discretion of the CEO. Stock that is tendered as payment of the option exercise price is valued at fair market value, which is based on the average trading price of the Company's Common Stock. No option shall be transferable by the optionee other than by will or the laws of descent and distribution.

     In the event of any change in the outstanding stock of the Company by reason of stock dividends, recapitalizations, reorganizations, mergers, consolidations or other transactions involving an increase or decrease in the number of outstanding shares of Common Stock, certain adjustments will be made in the number and kind of shares which may thereafter be optioned under Plan 6NQ. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) the sale of more than 50% of the outstanding shares of the Company, all the outstanding options under Plan 6NQ may be assumed, converted or replaced by the successor corporation, if any. The successor corporation, if any, may substitute equivalent options or provide substantially similar consideration to optionees as may be provided to the Company's stockholders. In the even the successor corporation refuses to assume or substitute options under Plan 6NQ, such options will expire on the consummation of such transaction unless the CEO, in his discretion, provides that the vesting of such options will accelerate and be exercisable upon such transaction. The CEO may also determine that any options not exercised prior to the consummation of the transaction may terminate.

     The Board of Directors of the Company may increase or decrease (to the extent options have not been granted or have not expired) the number of shares subject to Plan 6NQ and terminate, amend or modify Plan 6NQ at any time, except to the extent any change would affect an option granted to an employee and such employee has not consented to such change. Plan 6NQ shall terminate on May 7, 2008 or on such earlier date as may be determined by the Board of Directors.

     Plan 6NQ also authorizes the CEO to award stock appreciation rights ("SARs") to optionees. A SAR consists of a right to receive a payment, in cash or stock of the Company, equal to the excess of the fair market value of the optioned stock on the date of the exercise of an option and the exercise price of the option. An optionee who has been granted SARs may elect to exercise his SARs in lieu of receipt of the optioned stock. SARs under Plan 6NQ expire no later than the expiration date of the option. SARs are only transferable when the underlying option is transferable. Upon exercise of SARs, the underlying option is canceled. As of May 14, 1998, no SARs have been granted under Plan 6NQ.

Certain Federal Income Tax Consequences

     For a summary of certain federal income tax aspects of awards made under Plan 6NQ, see "Certain Federal Income Tax Consequences of Stock Option Plans Proposed for Stockholder Approval" on page 29 of this Proxy Statement.

Required Vote

     Approval of the adoption of Plan 6NQ requires the affirmative vote of the Common Shares and Class A Preferred Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors believes that approval of Plan 6NQ is in the Company's best interests since it will facilitate the Company's ability to attract, motivate and retain key management employees while aligning their interests with those of the stockholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE STOCK OPTION PLAN 6NQ.

          CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTION PLANS
                        PROPOSED FOR STOCKHOLDER APPROVAL

Federal Income Tax Treatment of Incentive Stock Options

     No income is recognized by an optionee when an incentive stock option is granted or exercised. If the stock obtained upon exercise is sold more than one year after exercise and two years after grant, the difference between the option price and the amount realized on the sale is taxable to the optionee as long-term capital gain. The Company is not entitled to a deduction as a result of the grant or exercise of an incentive stock option or the sale of the stock acquired upon exercise if the stock is held by the optionee for the requisite periods.

     If, however, the stock acquired upon exercise of an incentive stock option is sold less than one year after exercise or less than two years after grant, the lesser of (i) the difference between the fair market value on the date of exercise and the option price or (ii) the difference between the amount realized on the sale and the option price is taxable to the optionee as ordinary income and the Company is entitled to a corresponding deduction. The excess of the amount realized on the sale over the fair market value on the date of exercise, if any, is taxable as long-term or short-term capital gain, depending on the length of time the stock is held.

     The excess of the fair market value of the stock over the option price on the date of exercise of an incentive stock option will increase the optionee's alternative minimum taxable income, which, in certain instances, may result in the optionee's being subject to the alternative minimum tax.

Federal Income Tax Treatment of Non-Qualified Stock Options

     There will be no federal income tax consequences to either the optionee or the Company on the grant of a non-qualified option. Upon the exercise of a non-qualified option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date (or the date on which any substantial risk of forfeiture lapses) over the option price of the shares. If the optionee is an employee of the Company at the time of exercise, this income is subject to tax withholding. The Company will be entitled to a corresponding federal income tax deduction.

     Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option or purchase right, an optionee will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. If the exercise price was paid entirely in cash, the tax basis is the amount of cash paid plus any additional ordinary income realized upon exercise. If part or all of the exercise price was paid by surrendering shares of Common Stock that were already-owned, the tax basis (and capital gains holding period) in the surrendered shares carries over to an equivalent number of shares purchased in connection with the Option exercise. Any additional shares purchased in connection with the Option exercise have a tax basis equal to any cash paid, plus any ordinary income realized upon exercise.

                                   PROPOSAL 8
      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR CURRENT YEAR

     The Board of Directors voted unanimously on April 8, 1998 to change the last day of the Company's fiscal year from January 31 to December 31. Ernst & Young LLP has been approved by the Board as the Company's independent auditors for the Company's fiscal year ending December 31, 1998, subject to ratification of such appointment by the stockholders. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

     On March 18, 1998, the Board adopted resolutions changing the Company's independent auditors from Hoyman, Dobson & Co., P.A. to Ernst & Young LLP. The change will be effective as of June 30, 1998, the date of the Annual Meeting. The reports of Hoyman, Dobson & Co., P.A. on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the two years ended January 31, 1998, there were no disagreements with Hoyman, Dobson & Co., P.A. on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Hoyman, Dobson & Co., P.A., would have caused Hoyman, Dobson & Co., P.A. to make reference to the matter in its report.

Required Vote

     Ratification of the Company's independent auditors is not required by the Bylaws or otherwise, but the Board has decided to seek such ratification as a matter of good corporate practice. Ratification of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 1998 requires the affirmative vote of a majority of the Common Shares and Class A Preferred Shares, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders do not ratify this appointment, other certified public accountants will be considered by the Board upon recommendations of the Audit Committee.

     THE  BOARD   UNANIMOUSLY   RECOMMENDS  THAT  THE  STOCKHOLDERS  VOTE  "FOR"
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 1998.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Shares and Class A Preferred Shares as of the Record Date by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Shares and Class A Preferred Shares (each a "Principal Stockholder"), (ii) each of the Company's directors and each nominee for director, (iii) the executive officers named in the Summary Compensation Table below, and (iv) all Named Officers and directors of the Company as a group. Except as otherwise indicated, all owners have sole voting power and investment power over all shares listed.

                                         Common Shares                       Class A Preferred Shares
        Name and Address             Amount and Nature of      Percent of    Amount and Nature of    Percent
        of Beneficial Owner          Beneficial Ownership        Class       Beneficial Ownership    of Class

Dean W. Boley                           636,410   (1)             14%                110,632            17%
832 Palmetto Terrace
Oviedo, Florida

Jeffrey C. Clift                         58,157                    1%                  1,781             *
571 Wethersfield Place                            (2)
Melbourne, Florida

Rudiger D. Lichti (9)                   346,887   (3)              7%                 50,694             8%

William K. Presley (9)                  119,907   (4)              3%                  2,329             *

Don F. Riordan, Jr. (9)                 431,263   (5)              9%                 51,558             8%

Daniel J. Stark (9)                     702,262   (6)             15%                110,486            17%

Bernard R. Smedley (9)                  130,589   (7)              3%                      0             0%

STI ESOP (9)                          1,854,391   (8)             40%                272,502            41%

Total Number of Shares owned by       1,384,021   (9)             28%                164,373            25%
Directors and Named Officers as a
Group


*Less than 1%
-------------------------

(1) Includes 110,632 Common Shares issuable upon conversion of the Class A Preferred Shares, 78,378 Common Shares issuable upon exercise of the Warrants to Purchase Common Stock, 5,595 Common Shares issuable upon conversion of the Class A Preferred Shares held in trust by the STI ESOP, and 25,345 Common Shares held in trust by the STI ESOP.

(2) Includes 1,781 Common Shares issuable upon conversion of the Class A Preferred Shares, 5,856 Common Shares issuable upon exercise of the Warrants to Purchase Common Stock, 100 Common Shares issuable upon exercise of the Options held by Mr. Clift, 6,907 Common Shares issuable upon conversion of the Class A Preferred Shares held in trust by the STI ESOP for Mr. Clift's benefit, and 36,834 Common Shares held in trust by the STI ESOP. Mr. Clift resigned as a Director and President on December 11, 1997.

(3) Includes 50,694 Common Shares issuable upon conversion of the Class A Preferred Shares, 38,364 Common Shares issuable upon exercise of the Warrants to Purchase Common Stock, 600 Common Shares issuable upon exercise of the Options held by Mr. Lichti, 6,200 Common Shares issuable upon conversion of the Class A Preferred Shares held in trust by the STI ESOP, and 32,459 Common Shares held in trust by the STI ESOP

(4) Includes 2,329 Common Shares issuable upon conversion of the Class A Preferred, 6,840 Common Shares issuable upon exercise of the Warrants to Purchase Common Stock, 50,000 Common Shares issuable upon exercise of the Options held by Mr. Presley, 7,817 Common Shares issuable upon conversion of the Class A Preferred Shares held in trust by the STI ESOP, and 41,176 Common Shares held in trust by the STI ESOP.

(5) Includes 51,558 Common Shares issuable upon conversion of the Class A Preferred Shares, 39,420 Common Shares issuable upon exercise of the Warrants to Purchase Common Stock, 50,000 Common Shares issuable upon exercise of the Options held by Mr. Riordan, 6,901 Common Shares issuable upon conversion of the Class A Preferred Shares held in trust by the STI ESOP, and 35,994 Common Shares held in trust by the STI ESOP.

(6) Includes 110,486 Common Shares issuable upon conversion of the Class A Preferred Shares, 78,210 Common Shares issuable upon exercise of the Warrants to Purchase Common Stock, 600 Common Shares issuable upon exercise of the Options held by Mr. Stark, 5,485 Common Shares issuable upon conversion of the Class A Preferred Shares held in trust by the STI ESOP, and 28,951 Common Shares held in trust by the STI ESOP.

(7) Includes 125,000 Common Shares issuable upon exercise of the Options held by Mr. Smedley, and 489 Common Shares held in trust by the STI ESOP.

(8) Includes 272,502 Common Shares issuable upon conversion of the Class A Preferred Shares held by the STI ESOP, and 714 Common Shares issuable upon exercise of the Warrants to Purchase Common Stock held by the STI ESOP.

(9) The business address is in care of Exigent International, Inc., 1225 Evans Road, Melbourne, Florida.

     For more  information on certain  transactions  between the Company and any
director,   any  nominee  director,  any  executive  officer  or  any  Principal
Stockholder, see "Certain Relationships and Related Transactions".

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth all compensation paid to Named Officers for all services rendered to the Company and STI for each of the last two completed fiscal years.


                           Summary Compensation Table


                                                          Annual                                        Long Term
                                                       Compensation                                    Compensation
                                                  -----------------------                            -----------------

         Name and                   Year            Salary        Bonus          Other Annual        Restricted Stock
    Principal Position          Ending 1/31          ($)           ($)       Compensation (1) ($)     Awards (2) ($)
----------------------------    -------------     -----------    --------    ---------------------   -----------------


Bernard R. Smedley                  1998             159,626            0              3,500                        0
Chairman,  Chief  Executive         1997                  --           --                 --                       --
Officer, President
Chief Operating Officer             1996                  --           --                 --                       --
                                   -------        -----------    ---------         ----------            -------------


William K. Presley                  1998             138,718            0              3,500                        0
Chief Technical Officer             1997             111,168        2,503              3,500                    7,085
Executive Vice President            1996             103,219            0              3,500                        0
                                   -------        -----------    ---------         ----------            -------------


Don F. Riordan, Jr. (3)             1998              94,530            0              5,250                        0
Chief Financial Officer             1997              88,530            0              3,500                        0
Treasurer                           1996              82,212            0              3,500                  110,556
                                   -------        -----------                      ----------            -------------
Executive Vice President


Jeffrey C. Clift (4)                1998             167,460            0              3.500                        0
                                    1997             126,186            0              3.500                        0
                                    1996             116,928       25,013              3.500                   24,987
                                   -------        -----------    ---------         ----------            -------------


----------------------------

(1)  All directors received $3,500 per year in director's fees.

(2) STI issued a total of 18,552 shares in restricted stock bonuses in April 1996 valued at $260,285. Of these, 10,166 shares valued at $142,629 were issued to the persons listed in this table. The value of all of STI's shares as of January 31, 1996 was $10,068,000. All restricted stock was vested upon grant. All shares of Stock of STI were exchanged for Common and Class A Preferred Shares as of January 30, 1997.

(3) Mr. Riordan is the trustee for the Company's three qualified retirement plans including the Software Technology, Inc. Restated Employee Stock Ownership Plan (ESOP). Mr. Riordan received an additional $1,750 for serving as a Director of STI.

(4)  Mr. Clift resigned as Director and President on December 11, 1997.

                            COMPENSATION OF DIRECTORS

     The Company's current policy is to pay each outside director who is neither an employee, officer or directly or indirectly a paid consultant to the Company a fee of $1,500 for each regular or special Board of Directors meeting. The directors currently eligible to receive such compensation are Messrs. Collier, Helm and Janowiak. The Company reimburses all directors for authorized out-of-pocket expenses.

     On March 10, 1997, the Board of Directors adopted an incentive stock option plan ("Plan 2Q") which generally authorizes the grant of options to employees of the Company and its subsidiaries. Plan 2Q is intended as an incentive to encourage stock ownership in the Company by employees, including directors who are employees. Options granted under Plan 2Q constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. A total of 200,000 shares of the Company's Common Stock are reserved for issuance under Plan 2Q. Options to purchase an aggregate of 198,300 shares have been granted as of January 31, 1998. Plan 2Q is administered by the President of the Company, who has broad authority to interpret the plan, including the authority to select the individuals to be granted options and the particular form and conditions of each option granted. Options granted under Plan 2Q are exercisable on the date of grant and expire three years after the date the options were granted. The exercise price of options under Plan 2Q may not be less than 100% of the fair market value of the Common Stock on the date of grant. If an optionee's employment with the Company is terminated for due cause, all options terminate simultaneously with such optionee's termination. If an optionee ceases to be an employee for any reason other than due cause or death, disability or retirement, each option will terminate within three months of the date following such optionee's termination as an employee. Plan 2Q terminates on March 9, 2007 or on such earlier date as may be terminated by the Board of Directors in its sole discretion.

     In addition to Plan 2Q, directors of the Company are eligible to participate in Plans 1Q and 6NQ if they are also employees of the Company or its subsidiaries and in Plan 5NQ if they are not employees, officers or paid consultants of the Company. See Proposals 3, 6 and 7 in this Proxy Statement for a summary of benefits under Plans 1Q, 5NQ and 6NQ.


                              EMPLOYMENT CONTRACTS

Employment Agreements

     The Company has entered into employment agreements, dated June 11, 1997, with Messrs. Smedley, Presley, and Riordan. Under their employment agreements, Messrs. Smedley, Presley, and Riordan are entitled to annual salaries of $250,000, $131,000, and $92,000, respectively. In the event the Company generates annual revenues equal to or greater than that specified in an approved three-year plan, Mr. Smedley's annual salary is subject to increase by the Company's Board of Directors, and Messrs. Presley and Riordan's annual salaries are subject to increase as determined by the Company's management and approved by the Board of Directors.

     Pursuant to the employment agreements the Company granted to Messrs. Smedley, Presley, and Riordan options to purchase 125,000, 50,000, and 50,000 shares, respectively, of the Company's Common Stock, at an exercise price of $2.25 per share and on the terms and conditions described in their incentive stock option agreements with the Company.

     The employment agreements, as amended, provide that so long as the employee has not been terminated for due cause, the Company shall grant to Messrs. Smedley, Presley, and Riordan options to purchase 125,000, 65,500, and 46,000 additional shares of the Company's Common Stock, respectively, at an exercise price of $2.25 per share if the Company received on or prior to February 1, 1998: (a) earnings of at least $2.9 million or prorated in accordance with the approved executive management plan for 1998, or (b) new funding for the Company of at least $5,000,000, including long term (at least 5 years) subordinated debt or equity or a combination of both. The Board of Directors could, in its sole discretion, award part or all of these additional options to Messrs. Smedley, Presley, and Riordan even if none of the foregoing goals had been achieved on or prior to February 1, 1998. Since the Company met the earnings goal, the Board has approved grant of the options. The Company plans to grant these options under Stock Option Plan 6NQ.

     Under Mr. Smedley's employment agreement, the Company provides at its expense a life insurance policy in the amount of $600,000 with the beneficiary designated by Mr. Smedley. Up to $10,000 of otherwise nonreimbursable medical expenses incurred by Mr. Smedley or his wife, 75% of Mr. Smedley's annual dues at a local country club, and all of his business expenses associated with his employment by the Company shall be reimbursed by the Company.

     The employment agreements entitle Messrs. Smedley, Presley, and Riordan to long-term disability insurance and to any other benefits that the Board of Directors, in its sole discretion, may make available. Messrs. Smedley, Presley, and Riordan are also entitled to participate in the insurance and other fringe benefit plans generally available to the Company's other employees.

     Each of the employment agreements is for a term of three years from the commencement date, unless extended by mutual written agreement of the Company and the employee in writing at least three months prior to expiration of the term.

     In the event of termination of the employment of Messrs. Smedley, Presley and Riordan without due cause during the first year, second year, third year or thereafter, they are entitled to receive severance in an amount equal to 18, 12, 6 and 3 months salary, respectively, based on the then current salary of the employee on the date of termination, payable in equal installments in accordance with the Company's normal pay periods. If terminated without due cause they are also eligible to receive group medical insurance benefits during any applicable severance payment period plus any additional extension of the applicable noncompete period.

Severance Arrangement

     The Company has a severance arrangement with Jeffrey C. Clift, the Company's former President and Chief Operating Officer, pursuant to the termination provisions of an employment agreement dated June 11, 1997 between the Company and Mr. Clift. The employment agreement entitles Mr. Clift to receive an amount equal to eighteen months' salary based on his annual salary of $145,000 as of the effective date of his termination on December 31, 1997, and is payable in equal installments in accordance with the Company's normal pay periods.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Brad Walker, a director of STI from March of 1996 to January of 1997 and a director of the Company since May of 1996, provided consulting services to the Company and STI through Joseph Walker & Sons, Inc. ("JWSI") which received $48,485 in consulting fees from the Company during the past year. On January 31, 1998, Mr. Walker's consulting services were terminated, and on March 23, 1998 he resigned from the Board.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year ending January 31, 1998, the Compensation Committee consisted of Mr. Walker and Mr. Smedley. Mr. Janowiak joined the committee later in the year. There were no committee interlocks with other companies in fiscal year ending January 31, 1998 within the meaning of the Securities and Exchange Commission's proxy rules.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and performance graph set forth herein shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In mid-1997, the Company formed a Compensation Committee consisting of a non-employee director and the CEO. Currently, the Compensation Committee includes three independent directors (Mr. Collier, Mr. Helm and Mr. Janowiak) and the CEO (Mr. Smedley). The Company's compensation plans, as a whole, are reviewed on a regular basis to ensure competitiveness. The Committee implemented and approved Employment Agreements for management and established stock option plans to reward employees for past performance. The CEO voted on the compensation plans for employees and abstained from voting on matters relating to his compensation.

     The Company's executive compensation plans are designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Company's long-term profitability, growth and return to shareholders. Compensation for executive officers consists of:

      Base salary;
      Annual incentive award based upon performance; and Long-term incentive awards, typically in the form of stock options.

CEO Compensation

     Under the three year employment agreement dated June 11, 1997, Mr. Smedley's base salary is $250,000. Mr. Smedley's base salary may be increased by the Company's Board of Directors if the Company's annual revenues equal or exceed revenues specified in an approved three-year plan. Mr. Smedley received options to purchase 125,000 shares of Common Stock at an exercise price of $2.25 per share.

     Pursuant to the employment agreement, as amended, Mr. Smedley is eligible to receive options to purchase 125,000 additional shares of the Company's Common Shares at an exercise price of $2.25 per share on the condition that certain Company goals were achieved by February 1, 1998. The condition was met and stock options will be given to Mr. Smedley as part of Employee Stock Option Plan 6NQ.


                                          COMPENSATION COMMITTEE

                                          Arthur H. Collier
                                          Scott B. Helm
                                          Robert M. Janowiak
                                          Bernard R. Smedley

                                PERFORMANCE GRAPH


[OBJECT OMITTED]

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") requires the Company's directors, officers and persons who beneficially own more than ten percent (10%) of the Common Shares (each, a "Reporting Person") to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a) of the Exchange Act. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) of the Exchange Act during fiscal year ending January 31, 1998 and on written representations from Reporting Persons, the Company believes that each Reporting Person complied with all applicable filing requirements during its fiscal year ended January 31, 1998, with the exception that: (i) William K. Presley, who was an executive officer and director, inadvertently failed to timely file a Form 3, (ii) Arthur H. Collier, who is a director, inadvertently failed to timely file a Form 3, (iii) Jeffrey
C. Clift, who was an executive officer and director, inadvertently failed to timely file a Form 3 and three Form 4s relating to eight transactions, (iv) P. Bradley Walker, who was a director, inadvertently failed to timely file a Form 3 and three Form 4s relating to ten transactions, (v) Dean W. Boley, who was a director, inadvertently failed to timely file a Form 3 and six Form 4s relating to thirty-two transactions, (vi) Bernard R. Smedley, who is an executive officer and director, inadvertently failed to timely file a Form 3 and one Form 4 relating to one transaction, (vii) Daniel J. Stark, who is a director, inadvertently failed to timely file a Form 3 and one Form 4 relating to three transactions, (viii) Don F. Riordan, Jr. who is an executive officer and director, inadvertently failed to timely file a Form 3 and three Form 4s relating to six transactions, and (ix) Software Technology, Inc. Restated Employee Stock Ownership Plan, a ten percent holder, inadvertently failed to timely file a Form 3 and one Form 4 relating to four transactions. Although the foregoing Form 4 filings were technically late, they were all filed in the month they were due.



                          BOARD MEETINGS AND COMMITTEES

     The Board met seven times during fiscal year ended January 31, 1998. All directors attended at least 75% of the meetings held. Scott Helm was added as a member of the Board on May 7, 1998 to fill the vacancy created by Brad Walker's resignation.

Committees of the Board of Directors

     The Board has standing audit, nominating, intellectual property rights, investment and compensation committees. That Board also forms ad hoc committees from time to time.


     Audit Committee. The Audit Committee's principal functions include reviews of: the audit plans, scope of audit and audit findings of the independent auditors, significant tax and legal matters, and internal controls. Further, it is the responsibility of the Audit Committee to recommend to the Board the annual appointment of the independent auditors, to review the findings of independent auditors, financial controllers and external regulatory agencies and to review the accounting policies used in preparing the financial statements of the Company. The current members include Mr. Helm (Chairman), Mr. Janowiak and Mr. Riordan. The Audit Committee met one time in the fiscal year ended January 31, 1998.


     Nominating Committee. The Nominating Committee's principal function is to make recommendations to the Board as to the persons who should be considered for Board membership. The current committee members are Mr. Stark (Chairman), Mr. Collier, and Mr. Smedley. The Committee was recently formed in 1998. Accordingly, no meetings were held in the fiscal year ended January 31, 1998.

     Intellectual Property Rights Committee. The Intellectual Property Rights Committee's principal functions include establishing the criteria necessary from time to time for the Company's internal Patent Disclosure Selection Process, overseeing the Company's IPR Incentive Program, reporting to the Board on the status of patents and fostering an atmosphere in the Company to stimulate the creation and presentation of intellectual property. The current members are Mr. Collier, (Chairman), Mr. Presley, Mr. Stuart Dawley, Executive Vice President and General Counsel, (adjunct member), Mr. Dean Oswald, Executive Vice President, (adjunct member) and Mr. Smedley. The Intellectual Property Rights Committee met two times during the fiscal year ended January 31, 1998.

     Investment  Committee.   The  Investment  Committee's  principal  functions
include making recommendations to the Board, in concert with the Company's management, as to the strategic alignment of the Company, financial advisability of any potential acquisition or merger, and approval and selection of investment bankers to represent the Company. The current members are Mr. Helm, Mr. Janowiak, Mr. Riordan and Mr. Smedley. The Investment Committee was created in 1998. Accordingly, no meetings were held in the fiscal year ended January 31, 1998.

     Compensation Committee. The Compensation Committee's principal function and responsibility is to make recommendations to the Board as to the Company's compensation plans and programs. The current members are Mr. Janowiak (Chairman), Mr. Collier, Mr. Helm, and Mr. Smedley. Mr. Smedley participates in recommendations to the Board for compensation matters relating to all other employees. The Compensation Committee recommends any compensation matters for Mr. Smedley to the full Board of Directors. The Compensation Committee met three times and held several telephonic conferences during the fiscal year ended January 31, 1998.

              OPTION GRANTS IN FISCAL YEAR ENDING JANUARY 31, 1998

                                                                                  Potential Realizable Value At
                                                                                     Assumed Annual Rates Of
                                                                                   Stock Price Appreciation For
                                                                                         Option Term (4)
                                        % of Total
                                                                                  ----------------------------
                       Options/SARs     Shares                      Expiration
Name                   Granted (1) (2)  Granted     Option Price    Date (3)       5%              10%
----                   ---------------  -------     ------------    --------       --              ---
Bernard R. Smedley     125,000 (1)       12.2%         $2.25        6/11/00      $44,332         $93,094
                           100 (2)         .0%         $2.30        6/24/00          $36             $76
Don R. Riordan, Jr.     50,000 (1)        4.9%         $2.25        6/11/00      $17,733         $37,238
                           100 (2)         .0%         $2.30        6/24/00          $36             $76
William K. Presley      50,000 (1)        4.9%         $2.25        6/11/00      $17,733         $37,238
                           100 (2)         .0%         $2.30        6/24/00          $36             $76

(1)  These are options granted under the Plan 1Q.

(2)  These are options granted under the Plan 2Q.

(3)  These options could expire earlier in certain situations.

(4) The potential realizable value of the options granted for each of the Named Officers was calculated by multiplying those options by the excess of the assumed market value of Common Stock if the market value were to increase 5% or 10% in each year of the option's 3-year term over the option price shown. This calculation does not take into account any taxes or other expenses which might be owed.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

     The following table sets forth for each of the Named Officers certain information concerning the number of options exercised by each of them in Fiscal 1998 and the value of such Named Officers' unexercised options as of January 31, 1998:

                                                                      Number of                     Value of Unexercised
                                                                Unexercised Options at              In-the-Money Options
                                                                   January 31, 1998 (#)             at January 31, 1998($)(1)
                       Shares
                       Acquired             Value
Name                   on Exercise (#)    Realized ($)    Exercisable        Unexercisable     Exercisable      Unexercisable
Bernard R. Smedley         100              $163.75         125,000                0           125,000.00             0
Don R. Riordan, Jr.        100               182.50          50,000                0            50,000.00             0
William K. Presley           0                    0          50,100                0            50,095.00             0

(1) Calculated by determining the difference between the exercise price of the options and $3.25, the closing price of the Company's Common Stock on January 30, 1998, the last trading day of the fiscal year.


              PROPOSALS OF STOCKHOLDERS FOR THE NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Company at its principal executive offices located at 1225 Evans Road, Melbourne, Florida 32904-2314, on or before March 30, 1999 and must otherwise be in compliance with the Company's Certificate of Incorporation and Amended Bylaws and applicable laws, rules and regulations in order to be eligible for consideration for inclusion in such Annual Meeting proxy or accompanying proxy statement or for consideration at the next Annual Meeting. If you wish to submit a proposal to be included in such Annual Meeting proxy or proxy statement, please send your proposal via registered or certified mail, return receipt requested, to the Secretary of the Company at the Company's principal executive offices as set forth above.


                              FINANCIAL INFORMATION


Changes in and Disagreements with Accountants on Accounting and Financial Disclosures

     On March 18, 1998, the Board of Directors of the Company adopted resolutions changing the Company's certifying accountant to Ernst & Young LLP. The engagement letter was executed on March 20, 1998. The change will be effective after the audit for the fiscal year ended January 31, 1998. The certifying accountant for the previous years and the fiscal year ended January 31, 1998, Hoyman, Dobson & Company, P.A., will continue to provide various accounting services to the Company and its subsidiaries. The change was made because the new certifying accountant has greater national name recognition.

     The principal accountant's report on the financial statements for the previous two years has not contained an adverse opinion or disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The Company has not had any disagreements with its principle accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during its two most recent fiscal years or since then. During its two most recent fiscal years or since then, the Company has not been advised by its principal accountant: (i) that the internal controls necessary for the Company to develop reliable financial information do not exist; (ii) that information has come to the accountant's attention that has led the accountant to no longer be able to rely on management's representations or that have made the accountant unwilling to be associated with the financial statements prepared by management; (iii) of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention that if further investigated may materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements covering a period subsequent to the date of the most recent financial statements covered by an audit report or cause the accountant to be unwilling to rely on management's representations or be associated with the Company's financial statements; or
(iv) that information has come to the accountant's attention that the accountant has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

     By letter dated March 27, 1998, Hoyman, Dobson & Company, P.A. confirmed its agreement with the foregoing, as disclosed in Item 4 of the Company's filing on Form 8-K on March 30, 1998, which letter is attached as Exhibit 16 to such Form 8-K.

Information Incorporated by Reference

     The Company's consolidated balance sheets as of January 31, 1998 and 1997, and the consolidated statements of income, changes in stockholders' equity and cash flows for the years ended January 31, 1998, 1997 and 1996, as included in the Company's Report on Form 10-K for its fiscal year ended January 31, 1998 filed with the Securities and Exchange Commission on April 30, 1998, along with the "Management's Discussion and Analysis of Financial Condition and Results of Operations" are included in the Company's Annual Report delivered with this Proxy Statement and are incorporated herein by reference.

                                 OTHER MATTERS

     The Board knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.


                                       By Order of the Board of Directors



                                                        Patricia A. Frank
                                                                Secretary


Dated:  June 4, 1998

                           Exigent International, Inc.

                                      PROXY


     The undersigned, being a stockholder of Exigent International, Inc., a Delaware corporation (the "Company"), entitled to vote at the Annual Meeting of Stockholders and revoking all prior proxies, hereby constitutes and appoints Don
F. Riordan and Stuart P. Dawley, and each of them, attorneys and proxies, with full power of substitution, to vote all of the Common Shares and Class A Preferred Shares of the Company held of record in the name of the undersigned at the close of business on May 8, 1998 which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Melbourne Airport Hilton, Grand Ballroom, 200 Rialto Place, Melbourne, Florida, on Tuesday, June 30, 1998, at 9:00 a.m. EDT or at any postponement or adjournment thereof, in accordance with and upon the matters set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated June 4, 1998, a copy of which I received (the "Proxy Statement").


     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Proxy Statement.

     The undersigned hereby ratifies and confirms any and all acts and things that said Proxy may do and cause to be done in the premises, whether at said meeting or at any change, adjournment, and continuation thereof, and hereby revokes all prior proxies heretofore executed.

                                SEE REVERSE SIDE

[x] Please mark votes as in this example.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.


1. Approve the adoption of the Amended Charter:

                    [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN

2. Elect the following as Directors of the Company:

          [ ] FOR all nominees listed below (except as indicated to the contrary below*)

          [  ]  WITHHOLD all nominees below

               [  ] Arthur H. Collier
               [  ] Scott B. Helm
               [  ] Robert M. Janowiak
               [  ] William K. Presley
               [  ] Don F. Riordan, Jr.
               [  ] B. R. "Bernie" Smedley
               [  ] Daniel J. Stark

*Instructions: To withhold authority to vote for any individual nominee, place a check by the [ ] beside the nominee's name.

3. Approve the adoption of Incentive Stock Option Plan 1Q:

                    [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN

4. Approve the adoption of Incentive Stock Option Plan 3Q:

                    [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN

5. Approve the adoption of Incentive Stock Option Plan 4Q:

                    [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN

6. Approve the adoption of Independent Director Stock Option Plan 5NQ:

                    [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN

7. Approve the adoption of Stock Option Plan 6NQ:

                    [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN

8. Ratification of the selection of the firm of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1998:

                    [  ]  FOR        [  ]  AGAINST       [  ]  ABSTAIN

9. Approval of such other business as may properly come before the meeting or any postponements or adjournments thereof.**

**If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by this proxy will be voted with respect thereto in accordance with the judgment of the persons named as attorneys and proxies herein.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. The Secretary knows of no other business to be brought before the meeting.

[  ]     MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW









Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation, partnership or other legal entity must sign its full name by authorized person.


------------------------------------
         Signature of Stockholder

Date:                         , 1998


------------------------------------
         Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I/We will attend the meeting.  [  ] YES     [  ] NO

Note:This proxy must be signed exactly as the name or names appearing on the following label.

                             Stockholder Signature:

                                     (LABEL)